                                                                     EXHIBIT 4.6






                         AMERICAN EXPRESS ISSUANCE TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

               as Indenture Trustee and as Securities Intermediary

                     FORM OF AMENDED AND RESTATED INDENTURE

                          DATED AS OF MARCH [__], 2006

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                                TABLE OF CONTENTS

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ARTICLE I        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........................4

  Section 1.01   Definitions.......................................................................4
  Section 1.02   Compliance Certificates and Opinions.............................................22
  Section 1.03   Form of Documents Delivered to Indenture Trustee.................................23
  Section 1.04   Acts of Noteholders..............................................................23
  Section 1.05   Notices, etc. to Indenture Trustee and Issuer....................................25
  Section 1.06   Notices to Noteholders, Waiver...................................................25
  Section 1.07   Conflict with Trust Indenture Act................................................26
  Section 1.08   Effect of Headings and Table of Contents.........................................27
  Section 1.09   Successors and Assigns...........................................................27
  Section 1.10   Separability.....................................................................27
  Section 1.11   Benefits of Indenture............................................................27
  Section 1.12   Governing Law....................................................................27
  Section 1.13   Counterparts.....................................................................27
  Section 1.14   Indenture Referred to in the Trust Agreement.....................................27
  Section 1.15   Legal Holidays...................................................................27


ARTICLE II       COLLATERAL.......................................................................28

  Section 2.01   Recordings, Etc..................................................................28
  Section 2.02   Trust Indenture Act Requirements.................................................29
  Section 2.03   Suits To Protect the Collateral..................................................30
  Section 2.04   Purchaser Protected..............................................................30
  Section 2.05   Powers Exercisable by Receiver or Indenture Trustee..............................30
  Section 2.06   Determinations Relating to Collateral............................................30
  Section 2.07   Release of All Collateral........................................................31
  Section 2.08   Certain Actions by Indenture Trustee.............................................31
  Section 2.09   Opinions as to Collateral........................................................31
  Section 2.10   Certain Commercial Law Representations and Warranties............................32
  Section 2.11   The Securities Intermediary......................................................33

ARTICLE III      NOTE FORMS.......................................................................35

  Section 3.01   Forms Generally..................................................................35
  Section 3.02   Forms of Notes...................................................................35
  Section 3.03   Form of Indenture Trustee's Certificate of Authentication........................35
  Section 3.04   Notes Issuable in the Form of a Global Note......................................36
  Section 3.05   Temporary Global Notes and Permanent Global Notes................................38
  Section 3.06   Beneficial Ownership of Global Notes.............................................39
  Section 3.07   Notices to Depository............................................................40
  Section 3.08   CUSIP Numbers....................................................................40
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                                   (continued)

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ARTICLE IV       THE NOTES........................................................................41

  Section 4.01   General Title, General Limitations, Issuable in Series, Terms of a
                 Series, Class or Tranche of Notes................................................41
  Section 4.02   Denominations....................................................................44
  Section 4.03   Execution, Authentication and Delivery and Dating................................44
  Section 4.04   Temporary Notes..................................................................45
  Section 4.05   Registration, Transfer and Exchange..............................................45
  Section 4.06   Mutilated, Destroyed, Lost and Stolen Notes......................................48
  Section 4.07   Payment of Interest, Interest Rights Preserved; Withholding Taxes................49
  Section 4.08   Persons Deemed Owners............................................................49
  Section 4.09   Cancellation.....................................................................49
  Section 4.10   New Issuances of Notes...........................................................50
  Section 4.11   Specification of Required Subordinated Amount and other Terms with
                 Respect to each Series, Class or Tranche of Notes................................52
  Section 4.12   Groups...........................................................................52


ARTICLE V        ISSUER ACCOUNTS AND INVESTMENTS..................................................53

  Section 5.01   Collections......................................................................53
  Section 5.02   Issuer Accounts; Distributions from Issuer Accounts..............................53
  Section 5.03   Investment of Funds in the Issuer Accounts.......................................55


ARTICLE VI       SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES
                 HELD BY THE ISSUER OR THE TRANSFEROR.............................................56

  Section 6.01   Satisfaction and Discharge of Indenture..........................................56
  Section 6.02   Application of Trust Money.......................................................56
  Section 6.03   Cancellation of Notes Held by the Issuer or the Transferor.......................57

ARTICLE VII      EVENTS OF DEFAULT AND REMEDIES...................................................58

  Section 7.01   Events of Default................................................................58
  Section 7.02   Acceleration of Maturity; Rescission and Annulment...............................59
  Section 7.03   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee........60
  Section 7.04   Indenture Trustee May File Proofs of Claim.......................................61
  Section 7.05   Indenture Trustee May Enforce Claims Without Possession of Notes.................61
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  Section 7.06   Application of Money Collected...................................................62
  Section 7.07   Indenture Trustee May Elect to Hold the Collateral...............................62
  Section 7.08   Sale of Collateral for Accelerated Notes.........................................62
  Section 7.09   Noteholders Have the Right to Direct the Time, Method and Place of
                 Conducting Any Proceeding for Any Remedy Available to the Indenture
                 Trustee..........................................................................62
  Section 7.10   Limitation on Suits..............................................................63
  Section 7.11   Unconditional Right of Noteholders to Receive Principal and Interest;
                 Limited Recourse.................................................................63
  Section 7.12   Restoration of Rights and Remedies...............................................64
  Section 7.13   Rights and Remedies Cumulative...................................................64
  Section 7.14   Delay or Omission Not Waiver.....................................................64
  Section 7.15   Control by Noteholders...........................................................64
  Section 7.16   Waiver of Past Defaults..........................................................64
  Section 7.17   Undertaking for Costs............................................................65
  Section 7.18   Waiver of Stay or Extension Laws.................................................65


ARTICLE VIII     THE INDENTURE TRUSTEE............................................................66

  Section 8.01   Certain Duties and Responsibilities..............................................66
  Section 8.02   Notice of Defaults...............................................................67
  Section 8.03   Certain Rights of Indenture Trustee..............................................67
  Section 8.04   Not Responsible for Recitals or Issuance of Notes................................69
  Section 8.05   May Hold Notes...................................................................69
  Section 8.06   Money Held in Trust..............................................................69
  Section 8.07   Compensation and Reimbursement; Limit on Compensation Reimbursement and
                 Indemnity........................................................................69
  Section 8.08   Disqualification; Conflicting Interests..........................................70
  Section 8.09   Corporate Indenture Trustee Required; Eligibility................................70
  Section 8.10   Resignation and Removal; Appointment of Successor................................70
  Section 8.11   Acceptance of Appointment by Successor...........................................72
  Section 8.12   Merger, Conversion, Consolidation or Succession to Business......................72
  Section 8.13   Preferential Collection of Claims Against Issuer.................................73
  Section 8.14   Appointment of Authenticating Agent..............................................73
  Section 8.15   Tax Returns......................................................................74
  Section 8.16   Representations and Covenants of the Indenture Trustee...........................75
  Section 8.17   Indenture Trustee's Application for Instructions from the Issuer.................75
  Section 8.18   Appointment of Co-Trustee or Separate Indenture Trustee..........................75
  Section 8.19   Certain Securities Laws Covenants................................................76
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ARTICLE IX       NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE, ISSUER AND
                 BENEFICIARY......................................................................77

  Section 9.01   Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders...........77
  Section 9.02   Preservation of Information; Communications to Noteholders.......................77
  Section 9.03   Reports by Indenture Trustee.....................................................78
  Section 9.04   Meetings of Noteholders; Amendments and Waivers..................................79
  Section 9.05   Reports by Issuer to the Commission..............................................81
  Section 9.06   Monthly Noteholders' Statement...................................................81
  Section 9.07   Payment Instruction to Master Trust..............................................81


ARTICLE X        INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AND
                 AMENDMENTS TO THE TRUST AGREEMENT................................................83

  Section 10.01  Supplemental Indentures and Amendments Without Consent of Noteholders............83
  Section 10.02  Supplemental Indentures with Consent of Noteholders..............................85
  Section 10.03  Execution of Amendments and Indenture Supplements................................86
  Section 10.04  Effect of Amendments and Indenture Supplements...................................86
  Section 10.05  Conformity with Trust Indenture Act..............................................87
  Section 10.06  Reference in Notes to Indenture Supplements......................................87
  Section 10.07  Amendments to the Pooling and Servicing Agreement................................87
  Section 10.08  Amendments to the Trust Agreement................................................87


ARTICLE XI       REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER..............................89

  Section 11.01  Payment of Principal and Interest................................................89
  Section 11.02  Maintenance of Office or Agency..................................................89
  Section 11.03  Money for Note Payments to be Held in Trust......................................89
  Section 11.04  Statement as to Compliance.......................................................91
  Section 11.05  Legal Existence..................................................................91
  Section 11.06  Further Instruments and Acts.....................................................91
  Section 11.07  Compliance with Laws.............................................................91
  Section 11.08  Notice of Events of Default......................................................91
  Section 11.09  Certain Negative Covenants.......................................................92
  Section 11.10  No Other Business................................................................92
  Section 11.11  Rule 144A Information............................................................92
  Section 11.12  Performance of Obligations; Servicing of Receivables.............................92
  Section 11.13  Issuer May Consolidate, Etc., Only on Certain Terms..............................93
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  Section 11.14  Successor Substituted............................................................94
  Section 11.15  Guarantees, Loans, Advances and Other Liabilities................................94
  Section 11.16  Capital Expenditures.............................................................95
  Section 11.17  Restricted Payments..............................................................95
  Section 11.18  No Borrowing.....................................................................95


ARTICLE XII      EARLY AMORTIZATION OF NOTES......................................................96

  Section 12.01  Applicability of Article.........................................................96
  Section 12.02  Optional Repurchase..............................................................97
  Section 12.03  Notice...........................................................................98


ARTICLE XIII     MISCELLANEOUS....................................................................99

  Section 13.01  No Petition......................................................................99
  Section 13.02  Trust Obligations................................................................99
  Section 13.03  Limitations on Liability.........................................................99
  Section 13.04  Tax Treatment....................................................................99
  Section 13.05  Actions Taken by the Issuer.....................................................100
  Section 13.06  Alternate Payment Provisions....................................................100
  Section 13.07  Termination of Issuer...........................................................100
  Section 13.08  Final Distribution..............................................................100
  Section 13.09  Termination Distributions.......................................................101
  Section 13.10  Derivative Counterparty, Supplemental Credit Enhancement Provider and
                 Supplemental Liquidity Provider as Third-Party Beneficiary......................101
  Section 13.11  Notices.........................................................................101
  Section 13.12  Force Majeure...................................................................102


ARTICLE XIV      COMPLIANCE WITH REGULATION AB

  Section 14.01  Intent of the Parties; Reasonableness...........................................103
  Section 14.02  Additional Representations and Warranties of the Indenture Trustee..............103
  Section 14.03  Information to Be Provided by the Indenture Trustee.............................104
  Section 14.04  Report on Assessment of Compliance and Attestation..............................104
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                                      -v-

                                    EXHIBITS

EXHIBIT A        FORM OF INVESTMENT LETTER

EXHIBIT B-1      FORM OF CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE TRUSTEE
                 BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR DELIVERY OF
                 DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A TEMPORARY
                 GLOBAL NOTE

EXHIBIT B-2      FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                 CLEARSTREAM, LUXEMBOURG BY [o] WITH RESPECT TO REGISTERED NOTES
                 SOLD TO QUALIFIED INSTITUTIONAL BUYERS

EXHIBIT B-3      FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                 CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES, OTHER
                 THAN A QUALIFIED INSTITUTIONAL BUYER

EXHIBIT C        FORM OF ANNUAL CERTIFICATION

EXHIBIT D        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  This AMENDED AND RESTATED INDENTURE between AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, and THE BANK OF NEW YORK, a New York banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee") and as the initial Securities Intermediary, is made and entered into as of March [__], 2006.

                             RECITALS OF THE ISSUER

                  The Issuer duly authorized the execution and delivery of the Indenture, dated as of May 19, 2005 (as amended and supplemented, the "Original Indenture"), to provide for the issuance of its Notes to be issued in one or more fully registered or bearer Series, Classes or Tranches.

                  The parties hereto agree to and do hereby amend and restate the Original Indenture as of March [__], 2006, to read in its entirety as set forth herein.

                  All things necessary to make this Indenture a valid and legally binding agreement of the Issuer, in accordance with its terms, have been done.

                                 GRANTING CLAUSE

                  The Issuer hereby grants to the Indenture Trustee, for the benefit and security of the Noteholders and the Indenture Trustee, in its individual capacity, a first priority security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the following:

                  (i) (A) the Receivables existing at the close of business on the Initial Cut Off Date, in the case of Receivables arising in the Initial Accounts (including Related Accounts with respect to such Initial Accounts), and thereafter created from time to time in such Accounts until the termination of the Issuer, (B) the Receivables existing at the close of business on each applicable Addition Cut Off Date, in the case of Receivables arising in the Additional Accounts (including Related Accounts with respect to such Additional Accounts), and thereafter created from time to time in the Accounts until the termination of the Issuer, and (C) the Recoveries allocable to the Issuer as provided in the Transfer and Servicing Agreement;

                  (ii) each Collateral Certificate as of each applicable Addition Date;

                  (iii) the Excess Funding Account (including all Sub-Accounts thereof);

                  (iv) the Overconcentration Account (including all Sub-Accounts thereof);

                  (v) the Collection Account (including all Sub-Accounts thereof);

                  (vi) each Supplemental Issuer Account (including all Sub-Accounts thereof);

                  (vii) all Eligible Investments and all investment property, money and other property held in the Collection Account, the Excess Funding Account or any Supplemental Issuer Account (including any Sub-Accounts thereof);

                  (viii) all rights, benefits and powers under any Derivative Agreement with respect to any Tranche of Notes;

                  (ix) all rights, benefits and powers under any Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement with respect to any Tranche of Notes;

                  (x) all rights, benefits and powers under the Transfer and Servicing Agreement;

                  (xi) all present and future claims, demands, causes of and choses in action in respect of any of the foregoing and all interest, principal, payments and distributions of any nature or type on any of the foregoing;

                  (xii) all accounts, general intangibles, chattel paper, instruments, documents, goods, money, investment property, deposit accounts, letters of credit, letter-of-credit rights and oil, gas and other minerals consisting of, arising from, or relating to any of the foregoing; and

                  (xiii)   all proceeds of the foregoing;

                  in each case, excluding the Transferor Amount and all amounts distributable to the Holders of the Transferor Interest pursuant to the terms of any Transaction Document.

                  The property described in the preceding sentence is collectively referred to as the "Collateral." The Security Interest in the Collateral is granted to secure the Notes (and the related obligations under this Indenture), equally and ratably without prejudice, priority or distinction between any Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture or in the Indenture Supplement which establishes any Series, Class or Tranche of Notes, and to secure (i) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any applicable Derivative Agreements) in accordance with their terms, (ii) the payment of all other sums payable by the Issuer under this Indenture or any Indenture Supplement relating to the Notes and (iii) compliance by the Issuer with the provisions of this Indenture or any Indenture Supplement relating to the Notes. This Indenture, as may be supplemented, is a security agreement within the meaning of the UCC.

                  The Indenture Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein such that the interests of the Noteholders may be adequately and effectively protected.

                  The Notes, Derivative Agreements, Supplemental Credit Enhancement Agreements, Supplemental Liquidity Agreements and other obligations under this Indenture and any Indenture Supplement relating to the Notes will benefit from the Security Interest to the extent (and only to the extent) proceeds of and distributions on the Collateral are allocated for their benefit pursuant to the Indenture and the applicable Indenture Supplement.

                            AGREEMENTS OF THE PARTIES

                  To set forth or to provide for the establishment of the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a Series, Class or Tranche thereof, as the case may be.

                                LIMITED RECOURSE

                  The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments in respect of Derivative Agreements, Supplemental Credit Enhancement Agreements or Supplemental Liquidity Agreements is limited in recourse as set forth in Section 7.11.

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01 Definitions. For all purposes of this Indenture and of any Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act or in the Transfer and Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

                  (4) unless the context otherwise requires, terms defined in the UCC and not otherwise defined in this Indenture or the applicable Indenture Supplement shall have the meanings set forth in the UCC;

                  (5) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (6) "including" and words of similar import will be deemed to be followed by "without limitation."

                  "Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Account Owner" has the meaning specified in the Transfer and Servicing Agreement.

                  "Act," when used with respect to any Noteholder, has the meaning specified in subsection 1.04(a).

                  "Action," when used with respect to any Noteholder, has the meaning specified in subsection 1.04(a).

                  "Addition Cut Off Date" has the meaning specified in the Transfer and Servicing Agreement.

                  "Additional Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Adjusted Outstanding Dollar Principal Amount" means, at any time with respect to any Series, Class or Tranche of Notes, the Outstanding Dollar Principal Amount of all Outstanding Notes of such Series, Class or Tranche of Notes at such time, less any funds on deposit in respect of principal in any Issuer Account or the related Sub-Account, as applicable, for the benefit of such Series, Class or Tranche of Notes at such time.

                  "Adverse Effect" means, whenever used in this Indenture with respect to any Series, Class or Tranche of Notes with respect to any Action, that such Action will at the time of its occurrence (a) result in the occurrence of an Early Amortization Event or Event of Default relating to such Series, Class or Tranche of Notes, as applicable, (b) materially adversely affect the amount or timing of payments to be made to the Noteholders of any such Series, Class or Tranche of Notes pursuant to this Indenture, or (c) adversely affect the Security Interest of the Indenture Trustee in the Collateral unless otherwise permitted by this Indenture.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Indenture Trustee to authenticate Notes under Section 8.14.

                  "Authorized Newspaper" means any newspaper or newspapers of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day at such place, whether or not published on Saturdays, Sundays or holidays, or if and so long as Notes of any Series, Class or Tranche are listed on any securities exchange and that exchange so requires, the newspaper of record required by the applicable securities exchange, printed in any language satisfying the requirements of such exchange.

                  "Authorized Officer" has the meaning specified in the Transfer and Servicing Agreement.

                  "Available Finance Charge Collections" means, for any Monthly Period, (a) with respect to the Noteholders, the Finance Charge Collections paid to the Issuer and allocated to the Noteholders, and (b) with respect to any Series, Class or Tranche of Notes, the amount of collections in clause (a) allocated to such Series, Class or Tranche of Notes, as applicable, plus investment earnings allocable to the amounts on deposit in the Collection Account and Excess Funding Account allocable to such Series, Class or Tranche of Notes, plus any other amounts, or allocable portion thereof, to be treated as Available Finance Charge Collections with respect to such Series, Class or Tranche of Notes, subject to the applicable Indenture Supplement.

                  "Available Principal Collections" means, for any Monthly Period, (a) with respect to the Noteholders, the Principal Collections paid to the Issuer and allocated to the Noteholders, and (b) with respect to any Series, Class or Tranche of Notes, (i) the amount of collections in clause (a) allocated to such Series, Class or Tranche of Notes, as applicable, plus (ii) any other amounts, or allocable portion thereof, to be treated as Available Principal Collections with respect to such Series, Class or Tranche of Notes, subject to the applicable Indenture Supplement.

                  "Bearer Note" means a Note in bearer form.

                  "Beneficiary" has the meaning specified in the Trust
Agreement.

                  "Business Day" means (i) any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, or any other state in which the principal executive offices of any Account Owner or the Indenture Trustee, as the case may be, are located, are authorized or are obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, Class or Tranche of Notes, any other day specified in the applicable Indenture Supplement and (ii) with respect to the determination of LIBOR, a London Business Day (as such term is defined in the related Indenture Supplement).

                  "Centurion" means American Express Centurion Bank, a Utah industrial bank, and its permitted successors and assigns.

                  "Certificate of Authentication" means the certificate of authentication of the Indenture Trustee, the form of which is described in
Section 3.03, or the alternative certificate of authentication of the Authenticating Agent, the form of which is described in Section 8.14.

                  "Class" means, with respect to any Note, the class specified in the applicable Indenture Supplement.

                  "Collateral" has the meaning specified in the Granting Clause of this Indenture.

                  "Collateral Certificate" has the meaning specified in the Transfer and Servicing Agreement.

                  "Collection Account" has the meaning specified in subsection 5.02(a).

                  "Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such date.

                  "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention: Asset-Backed Securities Unit, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Transferor).

                  "Default Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Deliver" or "Delivery": The taking of the following steps by the Issuer:

                  (a) with respect to such of the Collateral as constitutes an instrument, causing the Indenture Trustee to take possession in the State of New York of such instrument, indorsed to the Indenture Trustee or in blank by an effective indorsement;

                  (b) with respect to such of the Collateral as constitutes tangible chattel paper, goods, a negotiable document, or money, causing the Indenture Trustee to take possession in the State of New York of such tangible chattel paper, goods, negotiable document, or money;

                  (c) with respect to such of the Collateral as constitutes a certificated security in bearer form, causing the Indenture Trustee to acquire possession in the State of New York of the related security certificate;

                  (d) with respect to such of the Collateral as constitutes a certificated security in registered form, causing the Indenture Trustee to acquire possession in the State of New York of the related security certificate, indorsed to the Indenture Trustee or in blank by an effective indorsement, or registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer of such certificated security;

                  (e) with respect to such of the Collateral as constitutes an uncertificated security, causing the issuer of such uncertificated security to register the Indenture Trustee as the registered owner of such uncertificated security;

                  (f) with respect to such of the Collateral as constitutes a security entitlement, causing the Securities Intermediary to indicate by book entry that the financial asset relating to such security entitlement has been credited to the appropriate Issuer Account;

                  (g) with respect to such of the Collateral as constitutes an account or a general intangible, causing to be filed with the Delaware Secretary of State a properly completed UCC financing statement that names the Issuer as debtor and the Indenture Trustee as secured party and that covers such account or general intangible;

                  (h) with respect to such of the Collateral as constitutes a deposit account, causing such deposit account to be maintained in the name of the Indenture Trustee and causing the bank with which such deposit account is maintained to agree in writing with the Indenture Trustee and the Issuer that
(i) such bank will comply with instructions originated by the Indenture Trustee directing disposition of the funds in such deposit account without further consent of any other person or entity, (ii) such bank will not agree with any person or entity other than the Indenture Trustee to comply with instructions originated by any person or entity other than the Indenture Trustee, (iii) such deposit account and the property credited thereto will not be subject to any lien, security interest, encumbrance, or right of set-off in favor of such bank or anyone claiming through it (other than the Indenture Trustee), (iv) such agreement will be governed by the laws of the State of New York, and (v) the State of New York will be the bank's jurisdiction of such bank for purposes of
Article 9 of the UCC; or

                  (i) in the case of each of paragraphs (a) through (h) above, such additional or alternative procedures as may hereafter become appropriate to grant a first priority perfected Security Interest in such items of the Collateral to the Indenture Trustee, consistent with applicable law or regulations.

                  In each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records indicating that such item of the Collateral is held by the Indenture Trustee pursuant to and as provided herein.

                  Effective upon Delivery of any item of the Collateral, the Indenture Trustee shall be deemed to have acknowledged that it holds such item of the Collateral as Indenture Trustee hereunder for the benefit of the Noteholders. Any additional or alternative procedures for accomplishing "Delivery" for purposes of paragraph (i) of this definition shall be permitted only upon delivery to the Indenture Trustee of an Opinion of Counsel to the effect that such procedures are appropriate to grant a first priority perfected Security Interest in the applicable type of collateral to the Indenture Trustee.

                  "Depository" means a U.S. Depository or a Foreign Depository, as the case may be.

                  "Derivative Agreement" means any currency, interest rate or other swap, cap, collar, guaranteed investment contract or other derivative agreement.

                  "Derivative Counterparty" means any party to any Derivative Agreement other than the Issuer or the Indenture Trustee.

                  "Discount Note" means a Note that provides for an amount less than the Stated Principal Amount (but not less than the Initial Dollar Principal Amount) thereof to be due and payable upon the occurrence of an Early Amortization Event or other optional or mandatory redemption or the occurrence of an Event of Default and the acceleration of such Note, in each case before the Expected Final Payment Date of the applicable Note.

                  "Dollar," "$" or "U.S. $" means United States dollars.

                  "Early Amortization Event" has the meaning specified in
Section 12.01.

                  "Effective Date" means the date on which this Indenture is executed and delivered by the parties hereto.

                  "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution (other than any Account Owner) or (b) a segregated trust account with the corporate trust department of a depository institution (other than any Account Owner) organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Note Rating Agency in one of its generic credit rating categories that signifies investment grade.

                  "Eligible Institution" means a depository institution (which may be the Indenture Trustee, the Owner Trustee or any Affiliate thereof, but not any Account Owner) organized under the laws of the United States, any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (i) is a member of the FDIC and (ii) has (x) a long-term unsecured debt rating acceptable to each Note Rating Agency or (y) a certificate of deposit rating acceptable to each Note Rating Agency. Notwithstanding the previous sentence, any institution the appointment of which satisfies the Note Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer (if the Servicer is not an Account Owner) may be considered an Eligible Institution for the purposes of this definition.

                  "Eligible Investments" means negotiable instruments, investment property, or deposit accounts which evidence:

                  (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America, any state thereof or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt of such depository institution or trust company shall be rated at least "A-1+" by Standard & Poor's, "P-1" by Moody's and, if rated by Fitch, "F1+" by Fitch (or any other rating from any Note Rating Agency, subject to receipt by the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee of written notification from such Note Rating Agency that investments of such type at such other rating will not result in such Note Rating Agency reducing or withdrawing its then existing rating of the Notes of any outstanding Series, Class or Tranche with respect to which it is a Note Rating Agency);

                  (c) commercial paper (having original or remaining maturities of no more than 30 days), that shall be rated, at the time of the Trust's investment or contractual commitment to invest therein, at least "A-1+" by Standard & Poor's, "P-1" by Moody's and, if rated by Fitch, "F1+" by Fitch (or any other rating from any Note Rating Agency, subject to receipt by the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee of written notification from such Note Rating Agency that investments of such type at such other rating will not result in such Note Rating Agency reducing or withdrawing its then existing rating of the Notes of any outstanding Series, Class or Tranche with respect to which it is a Note Rating Agency);

                  (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Issuer's investment therein, a rating satisfactory to the Note Rating Agency;

                  (e) bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

                  (f) time deposits (having maturities not later than the First Note Transfer Date) other than as referred to in clause (b) above, with a Person the commercial paper of which shall be rated at least "A-1+" by Standard & Poor's, "P-1" by Moody's and, if rated by Fitch, "F1+" by Fitch (or any other rating from any Note Rating Agency, subject to receipt by the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee of written notification from such Note Rating Agency that investments of such type at such other rating will not result in such Note Rating Agency reducing or withdrawing its then existing rating of the Notes of any outstanding Series, Class or Tranche with respect to which it is a Note Rating Agency);

                  (g) only to the extent permitted by Rule 3a-7 under the Investment Company Act, (i) money market funds that shall be rated, at the time of the Trust's investment therein, at least "AAA-m" or "AAAm-G" by Standard & Poor's, "Aaa" by Moody's and, if rated by Fitch, "AAA-V1+" by Fitch (or any other rating from any Note Rating Agency, subject to receipt by the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee of written notification from such Note Rating Agency that investments of such type at such other rating will not result in such Note Rating Agency reducing or withdrawing its then existing rating of the Notes of any outstanding Series, Class or Tranche with respect to which it is a Note Rating Agency) (including any such fund for which the Indenture Trustee or any Affiliate of the Indenture Trustee is investment manager or advisor) or (ii) any other investment of a type or rating that satisfies the Note Rating Agency Condition; or

                  (h) any other investments approved in writing by each Note Rating Agency;

provided that Eligible Investments shall not include securities issued by, or other obligations of, any Account Owner.

                  "Eligible Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Entity" means any Person other than an individual or government (including any agency or political subdivision thereof).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning specified in Section 7.01.

                  "Excess Funding Account" has the meaning specified in subsection 5.02(b).

                  "Exchange Date" means, with respect to any Series, Class or Tranche of Notes, the latest of:

                  (a) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in registered form, any date that is after the related issuance date;

                  (b) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in bearer form, the date of presentation of certification of non-United States beneficial ownership (as described in Section 3.05); and

                  (c) the earliest date on which such an exchange of a beneficial interest in a Temporary Global Note for a beneficial interest in a Permanent Global Note is permitted by applicable law.

                  "Expected Final Payment Date" has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement.

                  "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

                  "Federal Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

                  "Finance Charge Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Fitch" means Fitch, Inc., or any successor thereto.

                  "Foreign Currency" means (a) a currency other than Dollars, or
(b) denominated in a currency other than Dollars.

                  "Foreign Currency Note" means a Note denominated in a Foreign Currency.

                  "Foreign Depository" means the Person specified in the applicable Indenture Supplement, in its capacity as depository for the accounts of any clearing agencies located outside the United States.

                  "FSB" means American Express Bank, FSB, a federal savings bank, and its permitted successors and assigns.

                  "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

                  "Global Note" means any Note issued pursuant to Section 3.04.

                  "Group" means any one or more Series of Notes which are specified as belonging to a common group (including any Group established by an Indenture Supplement) in the applicable Indenture Supplement. A particular Series may be included in more than one Group if the Indenture Supplement for such Series so provides.

                  "Holder," when used with respect to any Note, means a Noteholder.

                  "Indenture" or "this Indenture" means the Original Indenture, as amended and restated by this Amended and Restated Indenture, and as amended, supplemented, restated or otherwise modified from time to time, including by Indenture Supplements for the issuance of Series of Notes entered into pursuant to the applicable provisions hereof.

                  "Indenture Supplement" means, with respect to any Series of Notes, a supplement to this Indenture, executed and delivered in conjunction with the issuance of such Notes pursuant to Section 4.01, together with any applicable Terms Document for any Classes and Tranches of Notes belonging to such Series related to such Indenture Supplement and any amendment to the Indenture Supplement executed pursuant to Section 10.01 or 10.02, and, in either case, including all amendments thereof and supplements thereto.

                  "Indenture Trustee" means the Person named as the Indenture Trustee in the first paragraph of this Indenture until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" means and includes each Person who is then an Indenture Trustee hereunder. If at any time there is more than one such Person, "Indenture Trustee" as used with respect to the Notes of any Series, Class or Tranche means the Indenture Trustee with respect to Notes of that Series, Class or Tranche.

                  "Indenture Trustee Authorized Officer" means, when used with respect to the Indenture Trustee, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any senior trust officer or trust officer, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Initial Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Initial Cut Off Date" has the meaning specified in the Transfer and Servicing Agreement.

                  "Initial Dollar Principal Amount" means (a) unless otherwise specified in the applicable Indenture Supplement, with respect to a Series, Class or Tranche of Dollar Notes, the aggregate initial principal amount of the Outstanding Notes of such Series, Class or Tranche plus the aggregate initial principal amount of any additional Notes of such Series, Class or Tranche, and
(b) with respect to a Series, Class or Tranche of Discount Notes or Foreign Currency Notes, the amount specified in the applicable Indenture Supplement as the Initial Dollar Principal Amount thereof.

                  "Interest-bearing Note" means a Note that bears interest at a stated or computed rate on the principal amount thereof. A Note may be both an Interest-bearing Note and a Discount Note.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Invested Amount" has, with respect to any Collateral Certificate, the meaning specified in the Series Supplement for the applicable Collateral Certificate and, with respect to any other Investor Certificate, the meaning specified in the applicable Pooling and Servicing Agreement and the related Series Supplement.

                  "Investor Certificate" means an investor certificate, and not a seller certificate or transferor certificate, issued pursuant to a Pooling and Servicing Agreement and related Series Supplement.

                  "Investor Certificateholder" means the holder of record of an Investor Certificate.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended. "Issuer" has the meaning specified in the first paragraph of this Indenture.

                  "Issuer Accounts" means, collectively, the Excess Funding Account, the Collection Account and any Supplemental Issuer Account, including any Sub-Accounts thereof.

                  "Issuer Certificate" means a certificate (including an Officer's Certificate) signed in the name of an Authorized Officer of the Issuer, or the Issuer by an Authorized Officer of the Issuer and, in each case delivered to the Indenture Trustee relating to, among other things, the issuance of a new Series, Class or Tranche of Notes. Wherever this Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be an employee of a Beneficiary.

                  "Issuer Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Outstanding Series, Class or Tranche of Notes that were characterized as debt at the time of their issuance, (b) such action will not cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Holder of any such Notes.

                  "Legal Maturity Date" means, with respect to a Series, Class or Tranche of Notes, the date specified in the Indenture Supplement for such Notes as the fixed date on which the principal of such Series, Class or Tranche of Notes is due and payable.

                  "Majority Holders" means, with respect to any Series, Class or Tranche of Notes or all Outstanding Notes, the Holders of greater than 50% in Outstanding Dollar Principal Amount of the Outstanding Notes of that Series, Class or Tranche or of all Outstanding Notes, as the case may be.

                  "Master Trust" means a master trust or other securitization special purpose entity for which the Transferor or an Affiliate of the Transferor acts as transferor or seller or servicer, established pursuant to a Pooling and Servicing Agreement.

                  "Master Trust Servicer" means the entity responsible for the servicing obligations under the applicable Pooling and Servicing Agreement.

                  "Master Trust Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Investor Certificates of any outstanding series or class under the applicable Master Trust that were characterized as debt at the time of their issuance, (b) such action will not cause such Master Trust to be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder of such Master Trust.

                  "Master Trust Trustee" means the entity acting as trustee under the applicable Pooling and Servicing Agreement.

                  "Monthly Servicer's Certificate" has the meaning specified in the Transfer and Servicing Agreement.

                  "Monthly Noteholders' Statement" means, with respect to any Series of Notes, a report, the form of which is attached as an exhibit to the related Indenture Supplement.

                  "Monthly Period" means, with respect to each Payment Date, unless otherwise provided in an Indenture Supplement, the period (i) from and including the second day following the last day of the seventh billing cycle applicable to the Accounts ending during the second preceding calendar month and
(ii) to and including the day following the last day of the seventh billing cycle applicable to the Accounts ending in the calendar month immediately preceding the calendar month in which such Payment Date shall occur; provided, however, that the initial Monthly Period with respect to any Series will commence on the Closing Date with respect to such Series.

                  "Monthly Pool Balance Percentage" shall mean, for any day, the percentage equivalent of a fraction, the numerator of which is an amount equal to the portion of the Pool Balance attributable to the Transferor or Account Owner with respect to which an Insolvency Event or a Transfer Restriction Event has occurred, and the denominator of which is an amount equal to the Pool Balance, in each as of the last day of the immediately preceding Monthly Period.

                  "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

                  "Nominal Liquidation Amount" means, with respect to any Outstanding Series, Class or Tranche of Notes, an amount determined in accordance with the applicable Indenture Supplement.

                  "Note" or "Notes" means any note or notes of any Series, Class or Tranche authenticated and delivered from time to time under this Indenture.

                  "Note Owner" means the beneficial owner of an interest in a Global Note.

                  "Note Rating Agency" means, with respect to any Outstanding Series, Class or Tranche of Notes, each statistical note rating agency, as specified in the Indenture Supplement applicable to such Outstanding Series, Class or Tranche of Notes, selected by the Transferor to rate such Notes.

                  "Note Rating Agency Condition" has the meaning specified in the Transfer and Servicing Agreement.

                  "Note Register" has the meaning specified in subsection
4.05(a).

                  "Note Registrar" means the Person who keeps the Note Register specified in subsection 4.05(a).

                  "Note Transfer Date" has the meaning specified in the Transfer and Servicing Agreement.

                  "Noteholder" means a Person in whose name a Note is registered in the Note Register or the bearer of any Bearer Note (including a Global Note in bearer form), as the case may be.

                  "Obligor" has the meaning specified in the Transfer and Servicing Agreement.

                  "Officer's Certificate" means a certificate on behalf of any Person that is signed by any authorized officer or Vice President or more senior officer of such Person and states that the certifications set forth in such certificate are based upon the results of a due inquiry into the matters in question conducted by or under the supervision of the signing officer and that the facts stated in such certifications are true and correct to the best of the signing officer's knowledge.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to an Account Owner, the Transferor, the Beneficiary or the Servicer.

                  "Outstanding," means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (a) any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to Section 4.09, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to
Section 4.09;

                  (b) any Notes for whose full payment (including principal and interest) or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to this Indenture or the related Indenture Supplement, or provision therefor satisfactory to the Indenture Trustee has been made;

                  (c) any Notes which are canceled pursuant to Section 6.03; and

                  (d) any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which will have been paid pursuant to the terms of Section 4.06 (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

                  For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to "Notes" will be deemed to be references to "Outstanding Notes." In determining whether the Holders of the requisite principal amount of such Outstanding Notes have taken any Action hereunder, and for purposes of Section 9.04, Notes beneficially owned by the Issuer or the Transferor or any Affiliate of the Issuer or the Transferor will be disregarded and deemed not to be Outstanding. In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer knows to be owned by the Issuer or the Transferor or any Affiliate of the Issuer or the Transferor will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee creates to the satisfaction of the Indenture Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Issuer, the Transferor or any other obligor upon the Notes or any Affiliate of the Issuer, the Transferor or such other obligor.

                  "Outstanding Dollar Principal Amount" means at any time either:

                  (a) with respect to any Series, Class or Tranche of Notes (other than Discount Notes), the aggregate Initial Dollar Principal Amount of the Outstanding Notes of such Series, Class or Tranche at such time, less the amount of any withdrawals from any Issuer Account or Sub-Account for such Series, Class or Tranche of Notes for payment of principal to the Holders of such Series, Class or Tranche of Notes or the applicable Derivative Counterparty pursuant to the related Indenture Supplement, or

                  (b) with respect to any Series, Class or Tranche of Discount Notes, an amount of the Outstanding Notes of such Series, Class or Tranche calculated by reference to the applicable formula set forth in the applicable Indenture Supplement, taking into account the amount and timing of payments of principal made to the Holders of such Series, Class or Tranche or to the applicable Derivative Counterparty and accretions of principal, each pursuant to the related Indenture Supplement;

plus, in either case, the amount of any increase in the Outstanding Dollar Principal Amount of such Series, Class or Tranche of Notes due to the issuance of additional Notes of such Series, Class or Tranche pursuant to Section 4.10.

                  "Overconcentration Account" has the meaning specified in subsection 5.02(c).

                  "Owner Trustee" has the meaning specified in the Trust Agreement.

                  "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer as provided in Section 11.02.

                  "Payment Date" means, with respect to any Series, Class or Tranche of Notes, the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, or the date otherwise specified in the applicable Indenture Supplement for such Series, Class or Tranche.

                  "Payment Instruction" means, with respect to any Series of Notes, the instructions substantially in the form of Exhibit C, as the same may be supplemented as set forth in the related Indenture Supplement.

                  "Permanent Global Note" has the meaning specified in Section 3.05.

                  "Person" means any person or entity, including any individual, corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Place of Payment" means, with respect to any Series, Class or Tranche of Notes issued hereunder, the city or political subdivision so designated with respect to such Series, Class or Tranche of Notes in accordance with the provisions of Section 4.01.

                  "Pool Balance" has the meaning specified in the Transfer and Servicing Agreement.

                  "Pooling and Servicing Agreement" means a pooling and servicing agreement, indenture or other agreement for the issuance of securities from time to time from a Master Trust and the servicing of the receivables in such Master Trust, as such agreement may be amended, restated and supplemented from time to time.

                  "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 4.06 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Principal Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Ratings Effect" means a reduction, qualification with negative implications or withdrawal of any then current rating of the Notes (other than as a result of the termination of a Note Rating Agency).

                  "Reallocation Group" means a Group of one or more Series as specified in the related Indenture Supplement, if any, with respect to which reallocation of certain Finance Charge Collections and other similar amounts are to be made among such Series, where applicable, for certain specified purposes as specified in this Indenture or any related Indenture Supplement, including, to the extent so specified, pooling amounts available to all Series in the particular Reallocation Group prior to any application for individual Series requirements and sharing such amounts among such Series on the basis of the relative requirements for each such Series.

                  "Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Receivables Purchase Agreement" has the meaning specified in the Transfer and Servicing Agreement.

                  "Record Date" means, for the interest or principal payable on any Note on any applicable Payment Date, the last day of the calendar month immediately preceding such Payment Date, unless otherwise specified in the applicable Indenture Supplement.

                  "Recoveries" has the meaning specified in the Transfer and Servicing Agreement.

                  "Registered Note" means a Note issued in registered form.

                  "Registered Noteholder" means a Holder of a Registered Note.

                  "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
(Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  "Related Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Required Pool Balance" has the meaning specified in the Transfer and Servicing Agreement.

                  "Required Subordinated Amount" means, with respect to any Tranche of a Senior Class of Notes, the amount, if any, specified in the related Indenture Supplement.

                  "RFC V" means American Express Receivables Financing Corporation V LLC, a Delaware limited liability company, and its permitted successors and assigns.

                  "Sarbanes Certification" has the meaning specified in
Section 14.04.

                  "Securitization Transaction" means any new issuance of any Series, Class or Tranche of Notes pursuant to Section 4.10 whether publicly offered or privately placed, rated or unrated.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Securities Intermediary" has the meaning specified in subsection 2.11(a).

                  "Security Interest" means the security interest granted pursuant to the Granting Clause of this Indenture.

                  "Senior Class" has, with respect to a Class of Notes of any Series, the meaning specified in the related Indenture Supplement.

                  "Series" means, with respect to any Note, the Series specified in the applicable Indenture Supplement.

                  "Series Available Finance Charge Collections Shortfall," has, with respect to any Shared Excess Available Finance Charge Collections Series, the meaning specified in the related Indenture Supplement.

                  "Series Available Principal Collections Shortfall," has, with respect to any Shared Excess Available Principal Collections Series, the meaning specified in the related Indenture Supplement.

                  "Series Supplement" means a series supplement to a Pooling and Servicing Agreement or similar document setting forth the terms of a Collateral Certificate, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

                  "Servicer" has the meaning specified in the Transfer and Servicing Agreement.

                  "Servicing Criteria" means the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

                  "Servicing Fee" has the meaning specified in the Transfer and Servicing Agreement.

                  "Shared Excess Available Finance Charge Collections Series" means a Series that, pursuant to the Indenture Supplement therefor, will share certain Finance Charge Collections allocated to such Series with other Series in the same Shared Excess Available Finance Charge Collections Group, as specifically described in such Indenture Supplement.

                  "Shared Excess Available Finance Charge Collections Group" means a Group of Series which have all been designated to share certain excess Finance Charge Collections allocated to such Series with one another.

                  "Shared Excess Available Principal Collections Series" means a Series that, pursuant to the Indenture Supplement therefor, will share certain Principal Collections allocated to such Series with other Series in the same Shared Excess Available Principal Collections Group, as specifically described in such Indenture Supplement.

                  "Shared Excess Available Principal Collections Group" means a Group of Series which have all been designated to share certain excess Principal Collections allocated to such Series with one another.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, or any successor thereto.

                  "Stated Principal Amount," has, with respect to any Note, the meaning specified in the related Indenture Supplement or Terms Document.

                  "Sub-Account" means each sub-account of an Issuer Account maintained pursuant to this Indenture or the related Indenture Supplement.

                  "Subordinated Class" has, with respect to a Class of Notes of any Series, the meaning specified in the related Indenture Supplement.

                  "Subordinated Notes" means Notes of a Subordinated Class of a Series.

                  "Supplemental Credit Enhancement Agreement" means a letter of credit, cash collateral account or surety bond or other similar arrangement with any credit enhancement provider which provides the benefit of one or more additional forms of credit enhancement which is referenced in the applicable Indenture Supplement for any Series, Class or Tranche of Notes.

                  "Supplemental Credit Enhancement Provider" means any party to any Supplemental Credit Enhancement Agreement other than the Issuer or the Indenture Trustee.

                  "Supplemental Issuer Account" means the trust account or accounts designated as such and established pursuant to subsection 5.02(d).

                  "Supplemental Liquidity Agreement" means a liquidity facility or other liquidity agreement which provides the benefit of liquidity for any Series, Class or Tranche of Notes which is referenced in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

                  "Supplemental Liquidity Provider" means any party to any Supplemental Liquidity Agreement other than the Issuer or the Indenture Trustee.

                  "Temporary Global Note" has the meaning specified in
Section 3.05.

                  "Terms Document" means, with respect to any Class or Tranche of Notes, a supplement to the Indenture Supplement that establishes such Class or Tranche.

                  "Tranche" means, with respect to any Class of Notes, Notes of such Class which have identical terms, conditions and Tranche designation. Notes of a single Tranche may be issued on different dates.

                  "Transaction Document" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transfer and Servicing Agreement" means the Amended and Restated Transfer and Servicing Agreement, dated as of March [__], 2006, among RFC V, as Transferor, American Express Travel Related Services Company, Inc., as Servicer and Administrator, the Issuer, and The Bank of New York, as Indenture Trustee, as amended, supplemented or restated from time to time.

                  "Transfer Restriction Event" has the meaning specified in the Transfer and Servicing Agreement or in the related Receivables Purchase Agreement, as applicable.

                  "Transferor" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor Interest" has the meaning specified in the Transfer and Servicing Agreement.

                  "TRS" means American Express Travel Related Services Company, Inc., a New York corporation, and its permitted successors and assigns.

                  "Trust Agreement" means the American Express Issuance Trust Trust Agreement, dated as of May 18, 2005, between RFC V, as Beneficiary and as Transferor, and Wilmington Trust Company, as Owner Trustee, as the same may be amended, supplemented, restated and otherwise modified from time to time.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed except as provided in Section 10.05.

                  "UCC" means the Uniform Commercial Code, as in effect in the State of New York or any other relevant jurisdiction.

                  "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, any one of the states thereof, the District of Columbia or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                  "United States Regulations" means 31 C.F.R. Part 357,
Subpart B; 12 C.F.R. Part 615, Subparts O, R and S; 12 C.F.R. Part 987;
12 C.F.R. Part 1511; 24 C.F.R. Part 81, Subpart H; 31 C.F.R. Part 354; 18 C.F.R.
Part 1314; and 24 C.F.R. Part 350.

                  "U.S. Depository" means, unless otherwise specified by the Issuer pursuant to any of Section 3.04, 3.06, or 4.01, with respect to Notes of any Tranche issuable or issued as a Global Note within the United States, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act, or other applicable statute or regulation.

                  Section 1.02 Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Notwithstanding the provisions of Section 4.10 and of the preceding paragraph, if all Notes of a Series, Class or Tranche are not to be originally issued at one time, it will not be necessary to deliver the Issuer Certificate otherwise required pursuant to Section 4.10 or the Officer's Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or before the time of authentication of each Note of such Series, Class or Tranche if such documents are delivered at or prior to the authentication upon original issuance of the first Note of such Series, Class or Tranche to be issued.

                  The Indenture Trustee may rely, as to authorization by the Issuer of any Series, Class or Tranche of Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Section 4.10 and this Section 1.02, as applicable, in connection with the first authentication of Notes of such Series, Class or Tranche.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 11.04) will include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.03 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.04 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, an "Action") provided by this Indenture to be given or taken by Noteholders of any Series, Class or Tranche may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing. If Notes of a Series, Class or Tranche are issuable in whole or in part as Bearer Notes, any Action provided by this Indenture to be given or taken by such Noteholders may, alternatively, be embodied in and evidenced by the record of such Noteholders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Noteholders duly called and held in accordance with the provisions of
Section 9.04, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments or record are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments and so voting at any meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, will be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.04. The record of any meeting of Noteholders shall be proved in the manner provided in
Section 9.04.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

                  (c) (i) The ownership of Registered Notes will be proved by the Note Register.

                      (ii) The ownership of Bearer Notes or coupons will be proved by the production of such Bearer Notes or coupons or by a certificate, satisfactory to the Issuer and the Indenture Trustee, executed, as depositary, by any bank, trust company, recognized securities dealer, as depositary, wherever situated, satisfactory to the Issuer. Each such certificate will be dated and will state that on the date thereof a Bearer Note or coupon bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Notes or coupons specified therein. The holding by the Person named in any such certificate of any Bearer Note specified therein will be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (A) another certificate bearing a later date issued in respect of the same Bearer Note or coupon produced, (B) the Bearer Note or coupon specified in such certificate is produced by some other Person or (C) the Bearer Note or coupon specified in such certificate has ceased to be Outstanding.

                  (d) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Notes held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Indenture Trustee deems sufficient; and the Indenture Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 1.04.

                  (e) If the Issuer will solicit from the Holders any Action, the Issuer may, at its option, by an Officer's Certificate and consistent with the Trust Indenture Act, fix in advance a record date for the determination of Holders entitled to give such Action, but the Issuer will have no obligation to do so. If the Issuer does not so fix a record date, such record date will be the later of 30 days before the first solicitation of such Action or the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to
Section 9.01 before such solicitation. Such Action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such Action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  (f) Any Action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.

                  (g) Without limiting the foregoing, a Holder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or Action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

                  (h) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 4.01 or pursuant to one or more Indenture Supplements, a Holder, including a Depository that is the Holder of a Global Note, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Holders, and a Depository that is the Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository's standing instructions and customary practices.

                  (i) The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Holders remain Holders after such record date. No such Action shall be valid or effective if made, given or taken more than 90 days after such record date.

                  Section 1.05 Notices, etc. to Indenture Trustee and Issuer. Any Action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via facsimile transmission to the Indenture Trustee at its Corporate Trust Office, or the Issuer by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except as provided in subsection 7.01(c)) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

                  Section 1.06 Notices to Noteholders, Waiver. Where this Indenture, any Indenture Supplement or any Registered Note provides for notice to Registered Noteholders of any event, such notice will be sufficiently given (unless otherwise herein, in such Indenture Supplement or in such Registered Note expressly provided) if in writing and mailed, first-class postage prepaid, sent by facsimile, sent by electronic transmission or personally delivered to each Holder of a Registered Note affected by such event, at such Noteholder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Noteholders is given by mail, facsimile, electronic transmission or delivery neither the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.

                  Where this Indenture, any Indenture Supplement or any Registered Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Registered Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (a) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Registered Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

                  (b) No notice will be given by mail, facsimile, electronic transmission or otherwise delivered to a Holder of Bearer Notes or coupons in bearer form. In the case of any Series, Class or Tranche with respect to which any Bearer Notes are Outstanding, any notice required or permitted to be given to Holders of such Bearer Notes will be published in an Authorized Newspaper within the time period prescribed in this Indenture or the applicable Indenture Supplement.

                  (c) With respect to any Series, Class or Tranche of Notes, the applicable Indenture Supplement may specify different or additional means of giving notice to the Holders of the Notes of such Series, Class or Tranche.

                  (d) Where this Indenture provides for notice to any Note Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute an Adverse Effect.

                  Section 1.07 Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  Section 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

                  Section 1.09 Successors and Assigns. All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

                  Section 1.10 Separability. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

                  Section 1.11 Benefits of Indenture. Nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, Derivative Counterparties (to the extent specified in the applicable Derivative Agreement), Supplemental Credit Enhancement Providers and Supplemental Liquidity Providers (each to the extent specified in the applicable Supplemental Credit Enhancement Agreement and Supplemental Liquidity Agreement, as applicable) and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.12 Governing Law. THIS INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. THE STATE OF NEW YORK SHALL BE THE SECURITIES INTERMEDIARY'S JURISDICTION OF THE SECURITIES INTERMEDIARY FOR PURPOSES OF ARTICLES 8 AND 9 OF THE UCC AND THE UNITED STATES REGULATIONS.

                  Section 1.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

                  Section 1.14 Indenture Referred to in the Trust Agreement. This is the Indenture referred to in the Trust Agreement.

                  Section 1.15 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                   COLLATERAL

                  Section 2.01 Recording, Etc.

                  (a) The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Collateral. Subject to Section 2.02, the Issuer will take all actions necessary to maintain a perfected lien on and Security Interest in the Collateral in favor of the Indenture Trustee.

                  (b) The Issuer shall cause each item of the Collateral to be Delivered, and the Indenture Trustee shall hold each item of the Collateral as Delivered, separate and apart from all other property held by the Indenture Trustee. To the extent that such of the Collateral as constitutes a deposit account is maintained with The Bank of New York, The Bank of New York hereby makes the agreements required under the UCC in order for such deposit account to be Delivered. Notwithstanding any other provision of this Indenture or any Indenture Supplement, the Indenture Trustee shall not hold any part of the Collateral through an agent or nominee except as expressly permitted by this subsection 2.01(b).

                  (c) The Issuer will from time to time execute, authorize and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action necessary or advisable to:

                      (i) grant the Security Interest more effectively in all or any portion of the Collateral;

                      (ii) maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

                      (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

                      (iv) enforce the Receivables, any Collateral Certificates, any Derivative Agreements, any Supplemental Credit Enhancement Agreements and any Supplemental Liquidity Agreements and each other instrument or agreement designated for inclusion in the Collateral;

                      (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in the Collateral against the claims of all persons and parties; or

                      (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

                  (d) The Issuer will from time to time promptly pay and discharge all UCC recording and filing fees, charges and taxes relating to this Indenture, any amendments hereto and any other instruments of further assurance.

                  (e) Without limiting the generality of clause (a)(ii) or
(a)(iii):

                      (i) The Issuer will cause this Indenture, all amendments and supplements hereto and all financing statements and all amendments to such financing statements and any other necessary documents covering the Indenture Trustee's right, title and interest in and to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee in and to all property comprising the Collateral. The Issuer will deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuer hereby authorizes the filing of financing statements (and amendments of financing statements) that name the Issuer as debtor and the Indenture Trustee as secured party and that cover all personal property of the Issuer. The Issuer also hereby ratifies the filing of any such financing statements (or amendments of financing statements) that were filed prior to the execution hereof.

                      (ii) The Issuer shall not change its name or its type or jurisdiction of organization unless it has first (A) made all filings and taken all actions in all relevant jurisdictions under the applicable UCC and other applicable law as are necessary to continue and maintain the first priority perfected Security Interest of the Indenture Trustee in the Collateral, and (B) delivered to the Indenture Trustee an Opinion of Counsel to the effect that all necessary filings have been made under the applicable UCC in all relevant jurisdictions as are necessary to continue and maintain the first priority perfected Security Interest of the Indenture Trustee in the Collateral.

The duty of the Indenture Trustee to execute or authorize any instrument required pursuant to this Section 2.01 will arise only if the Indenture Trustee has actual knowledge of the type described in subsection 7.01(c) of the Indenture of any default of the Issuer in complying with the provisions of this
Section 2.01.

                  Section 2.02 Trust Indenture Act Requirements. The release of any Collateral from the lien created by this Indenture or the release, in whole or in part, of the lien on all Collateral, will not be deemed to impair the Security Interest in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Indenture Trustee and each of the Noteholders are hereby deemed to acknowledge that a release of Collateral or liens strictly in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the remaining Security Interest in contravention of the terms of this Indenture. To the extent applicable, without limitation, the Issuer will cause Section 314(d) of the Trust Indenture Act relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by Section 314(d) of the Trust Indenture Act may be made by an Authorized Officer of the Issuer, except in cases in which Section 314(d) of the Trust Indenture Act requires that such certificate or opinion be made by an independent person.

                  Section 2.03 Suits To Protect the Collateral. Subject to the provisions of this Indenture, the Indenture Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Indenture Trustee may deem expedient to preserve or protect the interests of the Noteholders and the interests of the Indenture Trustee in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interest or be prejudicial to the interests of the Noteholders or the Indenture Trustee). No counterparties to a Derivative Agreement, Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement may direct the Indenture Trustee to enforce the Security Interest. Each Derivative Counterparty's, Supplemental Credit Enhancement Provider's and Supplemental Liquidity Provider's rights consist solely of the right to receive Finance Charge Collections or Principal Collections, as applicable, allocated for such party's benefit pursuant to the related Indenture Supplement.

                  Section 2.04 Purchaser Protected. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Indenture Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article II to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

                  Section 2.05 Powers Exercisable by Receiver or Indenture Trustee. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article II upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article II.

                  Section 2.06 Determinations Relating to Collateral. In the event (i) the Indenture Trustee shall receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there shall be due to or from the Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or (iii) the Indenture Trustee shall become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture, then, in each such event, the Indenture Trustee shall be entitled to hire experts, consultants, agents and attorneys to advise the Indenture Trustee on the manner in which the Indenture Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Indenture Trustee pursuant to Section 8.07). The Indenture Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of the Outstanding Notes.

                  Section 2.07 Release of all Collateral.

                  (a) Subject to the payment of its fees and expenses pursuant to Section 8.07, the Indenture Trustee shall, at the request of the Issuer or when otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest (which is held by the Indenture Trustee for the benefit of the Noteholders) in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article II will be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

                  (b) Upon delivery of an Officer's Certificate of each Transferor certifying that the Issuer's obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article II, the Indenture Trustee shall execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interest created by this Indenture.

                  (c) Each Transferor, the Issuer and the Noteholders shall be entitled to receive at least 10 days written notice when the Indenture Trustee proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                  Section 2.08 Certain Actions by Indenture Trustee. Any action taken by the Indenture Trustee pursuant to this Article II in respect of the release of any or all of the Collateral will be taken by the Indenture Trustee as its interest in such Collateral may appear, and no provision of this Article II is intended to, or will, excuse compliance with any provision hereof.

                  Section 2.09 Opinions as to Collateral. (a) On the date hereof, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect the Security Interest created by this Indenture in favor of the Indenture Trustee and reciting the details of such action.

                  (b) On or before March 31 in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel with respect to each UCC financing statement which has been filed by the Issuer with respect to the Collateral either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of such financing statements and amendments thereto as are necessary to maintain the first priority Security Interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel, no such action is necessary to maintain such Security Interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of such financing statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the Security Interest created by this Indenture until March 31 in the following calendar year.

                  Section 2.10 Certain Commercial Law Representations and Warranties. The Issuer hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Indenture. Such representations and warranties speak of the date that a security interest in the Collateral is granted to the Indenture Trustee but shall not be waived by any of the parties to this Indenture unless each Note Rating Agency shall have notified the Beneficiary, the Administrator, the Owner Trustee and the Indenture Trustee in writing that such waiver will not result in a reduction or withdrawal of its then current rating of the Notes.

                  (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Indenture Trustee in the related Collateral, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

                  (b) Each of the existing Receivables and Collateral Certificates constitutes an "account," a "general intangible," an "instrument," an "uncertificated security" or a "certificated security" within the meaning of the applicable UCC.

                  (c) At the time of its grant of any security interest in the related Collateral pursuant to this Indenture, the Issuer owned and had good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person.

                  (d) The Issuer has caused or will have caused, within 10 days of the initial execution of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the related Collateral granted to the Indenture Trustee pursuant to this Indenture.

                  (e) The Issuer has registered the Indenture Trustee as the registered owner of the related Collateral.

                  (f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed, the related Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the related Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to this Indenture or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  Section 2.11 The Securities Intermediary.

                  (a) There shall at all times be one or more securities intermediaries appointed for purposes of this Indenture (the "Securities Intermediary"). The Bank of New York is hereby appointed as the initial Securities Intermediary hereunder, and The Bank of New York accepts such appointment.

                  (b) The Securities Intermediary shall be, and The Bank of New York as initial Securities Intermediary hereby represents and warrants that it is as of the date hereof and shall be, for so long as it is the Securities Intermediary hereunder, a corporation or national bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder. The Securities Intermediary shall, and The Bank of New York as initial Securities Intermediary does, agree with the parties hereto that each Issuer Account shall be an account to which financial assets may be credited and undertake to treat the Indenture Trustee as entitled to exercise the rights that comprise such financial assets. The Securities Intermediary shall, and The Bank of New York as initial Securities Intermediary does, agree with the parties hereto that each item of property credited to each Issuer Account shall be treated as a financial asset. The Securities Intermediary shall, and The Bank of New York as initial Securities Intermediary does, agree with the parties hereto that the securities intermediary's jurisdiction of the Securities Intermediary with respect to the Collateral shall be the State of New York. The Securities Intermediary shall, and The Bank of New York as initial Securities Intermediary does, represent and covenant that it is not and will not be (as long as it is the Securities Intermediary hereunder) a party to any agreement that is inconsistent with the provisions of this Indenture. The Securities Intermediary shall, and The Bank of New York as initial Securities Intermediary does, covenant that it will not take any action inconsistent with the provisions of this Indenture applicable to it. The Securities Intermediary shall, and The Bank of New York as initial Securities Intermediary does, agree that any item of property credited to any Issuer Account shall not be subject to any security interest, lien, encumbrance or right of setoff in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Indenture Trustee).

                  (c) It is the intent of the Indenture Trustee and the Issuer that each Issuer Account shall be a securities account of the Indenture Trustee and not an account of the Issuer. Nonetheless, the Securities Intermediary shall agree to comply with entitlement orders originated by the Indenture Trustee without further consent by the Issuer or any other person or entity, and The Bank of New York as initial Securities Intermediary agrees that, for so long as it is the Securities Intermediary hereunder, it will comply with entitlement orders originated by the Indenture Trustee without further consent by the Issuer or any other person or entity. The Securities Intermediary shall covenant that it will not agree with any person or entity other than the Indenture Trustee that it will comply with entitlement orders originated by any person or entity other than the Indenture Trustee, and The Bank of New York as initial Securities Intermediary hereby covenants that, for so long as it is the Securities Intermediary hereunder, it will not agree with any person or entity other than the Indenture Trustee that it will comply with entitlement orders originated by any person or entity other than the Indenture Trustee.

                  (d) Nothing herein shall imply or impose upon the Securities Intermediary any duties or obligations other than those expressly set forth herein and those applicable to a securities intermediary under the UCC and the United States Regulations (and the Securities Intermediary shall be entitled to all of the protections available to a securities intermediary under the UCC and the United States Regulations). Without limiting the foregoing, nothing herein shall imply or impose upon the Securities Intermediary any duties of a fiduciary nature (such as the fiduciary duties of the Indenture Trustee hereunder).

                  (e) The Securities Intermediary may at any time resign by notice to the Indenture Trustee and may at any time be removed by notice from the Indenture Trustee; provided that it shall be the responsibility of the Indenture Trustee to appoint a successor Securities Intermediary and to cause the Issuer Accounts to be established and maintained with such successor Securities Intermediary in accordance with the terms hereof; and the responsibilities and duties of the retiring Securities Intermediary hereunder shall remain in effect until all of the Collateral credited to the Issuer Accounts held by such retiring Securities Intermediary have been transferred to such successor. Any corporation into which the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which the Securities Intermediary shall be a party, shall be the successor of the Securities Intermediary hereunder, without the execution or filing of any further act on the part of the parties hereto or such Securities Intermediary or such successor corporation.

                               [END OF ARTICLE II]

                                   ARTICLE III

                                   NOTE FORMS

                  Section 3.01 Forms Generally. The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer's execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  The definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer's execution of such Notes, subject, with respect to the Notes of any Series, Class or Tranche, to the rules of any securities exchange on which such Notes are listed.

                  Section 3.02 Forms of Notes. Each Note will be in one of the forms approved from time to time by or pursuant to an Indenture Supplement. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer Certificate authorizes a specific officer or officers of a Beneficiary to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee's authentication of Notes in that form or a certificate signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.

                  Section 3.03 Form of Indenture Trustee's Certificate of Authentication. The form of Indenture Trustee's Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes of the Series, Class or Tranche designated therein referred to in the within-mentioned Indenture.

                                   THE BANK OF NEW YORK,
                                     as Indenture Trustee,

                                   By:_________________________________________
                                          Authorized Signatory

                                   Dated:______________________________________

                  Section 3.04 Notes Issuable in the Form of a Global Note. (a) If the Issuer establishes pursuant to Sections 3.02 and 4.01 that the Notes of a particular Series, Class or Tranche are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 4.03 and the Issuer Certificate delivered to the Indenture Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which, unless otherwise provided in the applicable Indenture Supplement (i) will represent, and will be denominated in an amount equal to the aggregate Stated Principal Amount (or in the case of Discount Notes, the aggregate Stated Principal Amount at the Expected Final Payment Date of such Notes) of the Outstanding Notes of such Series, Class or Tranche to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (ii) in the case of Registered Notes, will be registered in the name of the Depository for such Global Note or Notes or its nominee, (iii) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository's instruction, (iv) if applicable, will bear a legend substantially to the following effect: "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein" and (v) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.

                  (b) Notwithstanding any other provisions of this Section 3.04 or of Section 4.05, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 4.05, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.

                  (c) With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture Supplement:

                      (i) If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes for such Series, Class or Tranche ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes of such Series, Class or Tranche in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series, Class or Tranche of like tenor and terms in an aggregate Stated Principal Amount equal to the Stated Principal Amount of the Global Note in exchange for such Global Note.

                      (ii) The Issuer may at any time and in its sole discretion determine that the Notes of any Series, Class or Tranche or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee, upon receipt of a written request by the Issuer for the authentication and delivery of individual Notes of such Series, Class or Tranche in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series, Class or Tranche of like tenor and terms in definitive form in an aggregate Stated Principal Amount equal to the Stated Principal Amount of such Global Note or Notes representing such Series, Class or Tranche or portion thereof in exchange for such Global Note or Notes.

                      (iii) If specified by the Issuer pursuant to Sections 3.02 and 4.01 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series, Class or Tranche of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series, Class or Tranche of like tenor and terms and of any authorized denomination as requested by such Person in aggregate Stated Principal Amount equal to and in exchange for such Person's beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Stated Principal Amount of the surrendered Global Note and the aggregate Stated Principal Amount of Notes delivered to the Holders thereof.

                      (iv) If any Event of Default has occurred and is continuing with respect to such Global Notes, and Holders of Notes evidencing more than 50% of the unpaid Outstanding Dollar Principal Amount of the Global Notes of that Series, Class or Tranche advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Noteholders, the Holders of Global Notes of that Tranche may exchange such Notes for individual Notes.

                      (v) In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Stated Principal Amount of a Global Note for individual Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section 3.04 will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

                  Section 3.05 Temporary Global Notes and Permanent Global Notes. (a) If specified in the applicable Indenture Supplement for any Tranche, all or any portion of a Global Note may initially be issued in the form of a single temporary global Bearer Note or Registered Note (the "Temporary Global Note"), without interest coupons, in the denomination of the entire aggregate principal amount of such Series, Class or Tranche and substantially in the form set forth in the exhibit with respect thereto attached to the applicable Indenture Supplement. The Temporary Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Notes in definitive form. The Temporary Global Note may be exchanged as described below or in the applicable Indenture Supplement for permanent global Bearer Notes or Registered Notes (the "Permanent Global Notes").

                  (b) Unless otherwise provided in the applicable Indenture Supplement, exchanges of beneficial interests in or security entitlements to Temporary Global Notes for beneficial interests in or security entitlements to Permanent Global Notes will be made as provided in this subsection 3.05(b). The Beneficiary will, upon its determination of the date of completion of the distribution of the Notes of such Series, Class or Tranche, so advise the Indenture Trustee, the Issuer, the Foreign Depository, and each foreign clearing agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Issuer will execute and deliver to the Indenture Trustee at the office or its designated agent outside the United States Permanent Global Notes in bearer or registered form (as specified in the applicable Indenture Supplement) in an aggregate principal amount equal to the Outstanding Dollar Principal Amount of such Series, Class or Tranche of Notes. Bearer Notes so issued and delivered may have coupons attached. The Temporary Global Note may be exchanged for an equal aggregate principal amount of Permanent Global Notes only on or after the Exchange Date. A United States Person may exchange its beneficial interest in or security entitlement to the Temporary Global Note only for an equal aggregate principal amount of Permanent Global Notes in registered form bearing the applicable legend set forth in the form of Registered Note attached to the applicable Indenture Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Issuer so elects. The Issuer may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Permanent Global Notes in accordance with this subsection 3.05(b), the Issuer will cause the Indenture Trustee to authenticate and deliver the Permanent Global Notes to the Holder (x) outside the United States, in the case of Bearer Notes and (y) according to the instructions of the Holder, in the case of Registered Notes, but in either case only upon presentation to the Indenture Trustee of a written statement substantially in the form of Exhibit B-1 (or such other form as the Issuer may determine) with respect to the Temporary Global Note, or portion thereof being exchanged, signed by a foreign clearing agency or Foreign Depository and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Temporary Global Note, or a portion thereof being exchanged, by a United States institutional investor pursuant to this clause, the certificate in the form of Exhibit B-2 (or such other form as the Issuer may determine) signed by the Beneficiary which sold the relevant Notes or (ii) in all other cases, the certificate in the form of Exhibit B-3 (or such other form as the Issuer may determine), the certificate referred to in this clause (ii) being dated on the earlier of the first payment of interest in respect of such Note and the date of the delivery of such Note in definitive form. Upon receipt of such certification, the Indenture Trustee will cause the Temporary Global Note to be endorsed in accordance with subsection 3.05(d). Any exchange as provided in this Section 3.05 will be made free of charge to the Holders and the beneficial owners of the Temporary Global Note and to the beneficial owners of the Permanent Global Note issued in exchange, except that a Person receiving the Permanent Global Note must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Permanent Global Note in person at the offices of a foreign clearing agency or Foreign Depository.

                  (c) The delivery to the Indenture Trustee by a foreign clearing agency or Foreign Depository of any written statement referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such foreign clearing agency pursuant to the terms of this Indenture.

                  (d) Upon any such exchange of all or a portion of the Temporary Global Note for a Permanent Global Note or Notes, such Temporary Global Note will be endorsed by or on behalf of the Indenture Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Permanent Global Note or Notes. Until so exchanged in full, such Temporary Global Note will in all respects be entitled to the same benefits under this Indenture as Permanent Global Notes authenticated and delivered hereunder except that the beneficial owners of such Temporary Global Note will not be entitled to receive payments of interest on the Notes until they have exchanged their beneficial interests in or security entitlements to such Temporary Global Note for Permanent Global Notes.

                  Section 3.06 Beneficial Ownership of Global Notes. Until definitive Notes have been issued to the applicable Noteholders pursuant to
Section 3.04 or as otherwise specified in any applicable Indenture Supplement:

                  (a) the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the clearing agency's or Depository's participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and

                  (b) the rights of the respective Note Owners will be exercised only through the applicable clearing agency or Depository and the clearing agency's or Depository's participants and will be limited to those established by law and agreements between such Note Owners and the clearing agency or Depository and/or the clearing agency's or Depository's participants. Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to Section 3.04, the clearing agency or the Depository will make book-entry transfers among the clearing agency's or the Depository's participants and receive and transmit distributions of principal and interest on the related Notes to such clearing agency's or Depository's participants.

                  For purposes of any provision of this Indenture requiring or permitting Actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the Outstanding Dollar Principal Amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency and the clearing agency's participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.

                  Section 3.07 Notices to Depository. Whenever any notice or other communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable clearing agency or Depository.

                  Section 3.08 CUSIP Numbers. In issuing the Notes, the Issuer may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee shall use such CUSIP numbers in notices of redemption as a convenience to Holders; provided that, subject to Section 8.01, any such notice may state that (a) no representation is made as to the correctness of such CUSIP numbers as printed on the related Notes or as contained in any notice of redemption, (b) reliance may be placed only on the other identification numbers, if any, printed on the Notes and (c) any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Issuer will promptly notify the Indenture Trustee written notice of any change in the CUSIP numbers for any Outstanding Note.

                              [END OF ARTICLE III]


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                                   ARTICLE IV

                                    THE NOTES

                  Section 4.01 General Title, General Limitations, Issuable in Series, Terms of a Series, Class or Tranche of Notes. (a) The aggregate Stated Principal Amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

                  (b) The Notes may be issued in one or more Series, Classes or Tranches up to an aggregate Stated Principal Amount of Notes as from time to time may be authorized by the Issuer. All Notes of each Series, Class or Tranche under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series, Class or Tranche without preference, priority or distinction on account of (i) the actual time of the authentication and delivery, (ii) the Expected Final Payment Date or (iii) the Legal Maturity Date of the Notes of such Series, Class or Tranche, except as specified in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

                  (c) Each Note issued must be part of a Series, Class and Tranche of Notes for purposes of allocations pursuant to this Indenture, the related Indenture Supplement and the Transfer and Servicing Agreement. A Series of Notes is created pursuant to an Indenture Supplement. A Class or Tranche of Notes is created pursuant to an Indenture Supplement or pursuant to a Terms Document related to the Indenture Supplement for the applicable Series.

                  (d) Each Series of Notes may be assigned to a Group or Groups (now existing or hereafter created) of Notes for purposes of allocations of certain collections pursuant to Section 4.12 and the related Indenture Supplement. The related Indenture Supplement will identify the Group or Groups, if any, to which a Series of Notes has been assigned and the manner and extent to which Series in the same Group or Groups will share certain amounts.

                  (e) Each Series of Notes may, but need not be, subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.

                  (f) Notes of a Series that belong to different Classes in that Series belong to different Tranches on the basis of the difference in Class membership.

                  (g) Each Class of Notes may consist of a single Tranche or may be subdivided into multiple Tranches. Notes of a single Class of a Series will belong to different Tranches if they have different terms and conditions. With respect to any Class of Notes, Notes which have identical terms, conditions and Tranche designation will be deemed to be part of a single Tranche of Notes.

                  (h) Before the initial issuance of Notes of each Series, Class or Tranche, there shall also be established in or pursuant to an Indenture Supplement or pursuant to a Terms Document related to the applicable Indenture Supplement, provision for:

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                      (i) the Series designation;

                      (ii) the Stated Principal Amount of the Notes;

                      (iii) whether such Series belongs to any Group or Groups;

                      (iv) whether such Notes are of a particular Class of Notes or a Tranche of a Class of Notes;

                      (v) the Required Subordinated Amount (if any) for such Class or Tranche of Notes;

                      (vi) the currency or currencies in which such Notes will be denominated and in which payments of principal of; and interest on, such Notes will or may be payable;

                      (vii) if the principal of or interest, if any, on such Notes are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                      (viii) if the amount of payments of principal of or interest, if any, on such Notes may be determined with reference to an index based on (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the prices of one or more other securities or Groups or indexes of securities or (C) changes in the prices of one or more commodities or Groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

                      (ix) the price or prices at which such Series, Class or Tranche of Notes will be issued;

                      (x) the times at which such Series, Class or Tranche of Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

                      (xi) the rate per annum at which such Series, Class or Tranche of Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

                      (xii) each Payment Date, the Expected Final Payment Date and the Legal Maturity Date for such Series, Class or Tranche of Notes;

                      (xiii) the Initial Dollar Principal Amount of such Notes, and the means for calculating the Outstanding Dollar Principal Amount of such Series, Class or Tranche of Notes;

                      (xiv) the Nominal Liquidation Amount of such Series, Class or Tranche of Notes, and the means for calculating the Nominal Liquidation Amount of such Series, Class or Tranche of Notes;

                      (xv) whether or not application will be made to list such Series, Class or Tranche of Notes on any securities exchange;

                      (xvi) any Events of Default or Early Amortization Events with respect to such Series, Class or Tranche of Notes, if not set forth herein and any additions, deletions or other changes to the Events of Default or Early Amortization Events set forth herein that will be applicable to such Series, Class or Tranche of Notes (including a provision making any Event of Default or Early Amortization Event set forth herein inapplicable to the Notes of that Series, Class or Tranche);

                      (xvii) the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement creating such Series, Class or Tranche;

                      (xviii) if such Series, Class or Tranche of Notes will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 1.01);

                      (xix) if such Series, Class or Tranche of Notes will be issued in whole or in part as Registered Notes, Bearer Notes or both, whether such Series, Class or Tranche of Notes are to be issued with or without coupons or both;

                      (xx) the subordination of such Series, Class or Tranche of Notes to any other indebtedness of the Issuer, including without limitation, the Notes of any other Series, Class or Tranche;

                      (xxi) if such Series, Class or Tranche of Notes are to have the benefit of any Derivative Agreement, the terms and provisions of such agreement;

                      (xxii) if such Series, Class or Tranche of Notes are to have the benefit of any Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement, the terms and provisions of the applicable agreement;

                      (xxiii) the Record Date for any Payment Date of such Series, Class or Tranche of Notes, if different from the last day of the month before the related Payment Date;

                      (xxiv) the amount scheduled to be deposited on each Payment Date during an amortization period or accumulation period for such Series, Class or Tranche of Notes;

                      (xxv) whether and under what conditions, additional amounts will be payable to Noteholders; and

                      (xxvi) any other terms of such Notes as stated in the related Indenture Supplement;

all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series, Class or Tranche of Notes.

                  (i) The form of the Notes of each Series, Class or Tranche will be established pursuant to the provisions of this Indenture and the related Indenture Supplement or Terms Document creating such Series, Class or Tranche of Notes. The Notes of each Series, Class or Tranche will be distinguished from the Notes of each other Series, Class or Tranche in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.

                  (j) Any terms or provisions in respect of the Notes of any Series, Class or Tranche issued under this Indenture may be determined pursuant to this Section 4.01 by providing in the applicable Indenture Supplement for the method by which such terms or provisions will be determined.

                  Section 4.02 Denominations. The Notes of each Series, Class or Tranche will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Registered Notes of any Series, Class or Tranche, the Registered Notes of that Series, Class or Tranche will be issued in denominations of $5,000 and integral multiples of $1,000. In the absence of any such provisions with respect to the Bearer Notes of any Series, Class or Tranche, the Bearer Notes of that Series, Class or Tranche will be issued in denominations of 1,000, 5,000, 50,000 and 100,000 units of the applicable currency.

                  Section 4.03 Execution, Authentication and Delivery and Dating. (a) The Notes will be executed on behalf of the Issuer by an Authorized Officer of the Issuer. The signature of any officer of any Beneficiary or the Owner Trustee on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signatures of individuals who were at any time an Authorized Officer of the Issuer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon request by an Officer's Certificate, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

                  (d) Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer's Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 1.02, the Issuer Certificate and any other opinion or certificate relating to the issuance of the Series, Class or Tranche of Notes required to be furnished pursuant to Section 3.02 or Section 4.10.

                  (e) The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee's own rights, duties or immunities under the Notes and this Indenture.

                  (f) Unless otherwise provided in the form of Note for any Series, Class or Tranche, all Notes will be dated the date of their authentication.

                  (g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  Section 4.04 Temporary Notes. (a) Pending the preparation of definitive Notes of any Series, Class or Tranche, the Issuer may execute, and, upon receipt of the documents required by Section 4.03, together with an Officer's Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer's execution of such Notes.

                  (b) If temporary Notes of any Series, Class or Tranche are issued, the Issuer will cause definitive Notes of such Series, Class or Tranche to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes of such Series, Class or Tranche will be exchangeable for definitive Notes of such Series, Class or Tranche upon surrender of the temporary Notes of such Series, Class or Tranche at the office or agency of the Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee will authenticate and deliver in exchange therefor a like Stated Principal Amount of definitive Notes of such Series, Class or Tranche of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Series, Class or Tranche will in all respects be entitled to the same benefits under this Indenture as definitive Notes of such Series, Class or Tranche.

                  Section 4.05 Registration, Transfer and Exchange. (a) The Issuer will keep or cause to be kept a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Registered Notes, or of Registered Notes of a particular Series, Class or Tranche, and for transfers of Registered Notes or of Registered Notes of such Series, Class or Tranche. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Indenture Trustee at the office or agency to be maintained by the Issuer as provided in Section 11.02.

                  (b) Subject to Section 3.04, upon surrender for transfer of any Registered Note of any Series, Class or Tranche at the office or agency of the Issuer in a Place of Payment, if the requirements of Section 8-401 (a) of the UCC are met, the Issuer will execute, and, upon receipt of such surrendered Note, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of such Series, Class or Tranche of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms.

                  (c) Subject to Section 3.04, at the option of the Holder, Notes of any Series, Class or Tranche may be exchanged for other Notes of such Series, Class or Tranche of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms, upon surrender of the Notes to be exchanged at such office or agency. Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same Series, Class and Tranche of Notes) of authorized denominations of like aggregate fractional undivided interests in the Noteholders' interest, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this
Section 4.05 will have attached thereto all unmatured coupons; provided, however, that any Bearer Note, so surrendered after the close of business on the last day of the month preceding the relevant Payment Date need not have attached the coupon relating to such Payment Date. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United Sates), the Notes which the Noteholders making the exchange are entitled to receive.

                  (d) All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

                  (e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer or the Indenture Trustee) be duly indorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete, other than exchanges pursuant to Section 4.04 or Section 10.06 not involving any transfer.

                  (g) None of the Issuer, the Note Registrar or the Indenture Trustee shall be required (i) to issue, register the transfer of or exchange any Notes of any Series, Class or Tranche during a period beginning at the opening of business 15 days before the day of selection of Notes of such Series, Class or Tranche to be redeemed and ending at the close of business on (A) if Notes of such Series, Class or Tranche are issuable only as Registered Notes, the day of the mailing of the relevant notice of redemption of Registered Notes of such Series, Class or Tranche so selected for redemption or (B) if Notes of the Series, Class or Tranche are issuable as Bearer Notes, the day of the first publication of the relevant notice of redemption or, if Notes of the Series, Class or Tranche are also issuable as Registered Notes and there is no publication, the mailing of the relevant notice of redemption or (ii) to register the transfer or exchange of any Notes or portions thereof so selected for redemption.

                  Notwithstanding anything herein to the contrary, the exchange of Bearer Notes into Registered Notes shall be subject to applicable laws and regulations in effect at the time of exchange; none of the Issuer, the Indenture Trustee or the Note Registrar shall exchange any Bearer Notes into Registered Notes if it has received an Opinion of Counsel that as a result of such exchanges the Issuer or the Transferor would suffer adverse consequences under the United States federal income tax laws and regulations then in effect and the Issuer has delivered to the Indenture Trustee an Issuer Certificate directing the Indenture Trustee not to make such exchanges unless and until the Indenture Trustee receives a subsequent Issuer Certificate to the contrary. The Issuer shall deliver copies of such Issuer Certificates to the Note Registrar.

                  (h) None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.

                  (i) The Issuer initially appoints The Bank of New York to act as Note Registrar for the Registered Notes on its behalf. The Issuer may at any time and from time to time authorize any Person to act as Note Registrar in place of the Indenture Trustee with respect to any Series, Class or Tranche of Notes issued under this Indenture.

                  (j) Registration of transfer of Notes containing the following legend or to which the following legend is applicable:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

will be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act other than Rule 144A under the Securities Act or Rule 903 or Rule 904 of Regulation S under the Securities Act, the transferor or the transferee will deliver, at its expense, to the Issuer and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment letter attached hereto as Exhibit A or such other form as the Issuer may determine, and no registration of transfer will be made until such letter is so delivered.

                  Notes issued upon registration or transfer of, or Notes issued in exchange for, Notes bearing the legend referred to above will also bear such legend unless the Issuer, the Indenture Trustee and the Note Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

                  Whenever a Note containing the legend referred to above is presented to the Note Registrar for registration of transfer, the Note Registrar will promptly seek instructions from the Issuer regarding such transfer and will be entitled to receive an Issuer Certificate prior to registering any such transfer. The Issuer hereby agrees to indemnify the Note Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause. The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  Section 4.06 Mutilated, Destroyed, Lost and Stolen Notes. (a) If (i) any mutilated Note (together, in the case of Bearer Notes, with all unmatured coupons, if any, appertaining thereto) is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer will execute and upon its request the Indenture Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series, Class or Tranche, Expected Final Payment Date, Legal Maturity Date and Stated Principal Amount, bearing a number not contemporaneously Outstanding.

                  (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

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

                  (c) Upon the issuance of any new Note under this Section 4.06, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  (d) Every new Note issued pursuant to this Section 4.06 in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Series, Class or Tranche duly issued hereunder.

                  (e) The provisions of this Section 4.06 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 4.07 Payment of Interest; Interest Rights Preserved; Withholding Taxes. (a) Unless otherwise provided with respect to such Note pursuant to Section 4.01, interest payable on any Registered Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date and interest payable on any Bearer Note will be paid to the bearer of that Note (or the applicable coupon).

                  (b) Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

                  (c) The right of any Noteholder to receive interest on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Internal Revenue Code or other applicable tax law, including foreign withholding and deduction. Any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder.

                  Section 4.08 Persons Deemed Owners. Title to any Bearer Note, including any coupons appertaining thereto, shall pass by delivery. The Issuer, the Indenture Trustee, the Owner Trustee, a Beneficiary and any agent of the Issuer, the Indenture Trustee, the Owner Trustee, or a Beneficiary may treat the Person who is proved to be the owner of such Note pursuant to subsection 1.04(c) as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 4.07) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Owner Trustee, or any agent of the Issuer, the Indenture Trustee, the Owner Trustee, or any Beneficiary will be affected by notice to the contrary.

                  Section 4.09 Cancellation. All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 4.09, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuer.

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                  Section 4.10 New Issuances of Notes. (a) Unless otherwise
specified in the related Indenture Supplement, the Issuer may issue new Notes of any Series, Class or Tranche, so long as the following conditions precedent are satisfied:

                      (i) on or before the fifth Business Day before the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency notice of such new issuance;

                      (ii) on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency an Issuer Certificate to the effect that:

                      (A) the Issuer reasonably believes that the new issuance
                  will not cause an Adverse Effect on any Outstanding Notes;

                      (B) all instruments furnished to the Indenture Trustee
                  conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;

                      (C) the form and terms of such Notes have been established in conformity with the provisions of this Indenture; and

                      (D) such other matters as the Indenture Trustee may
                  reasonably request;

                      (iii) on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency an Officer's Certificate of an Authorized Officer of the Issuer that all laws and requirements with respect to the execution and delivery by the Issuer of such Notes have been complied with, the Issuer has the trust power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Outstanding Notes, if any, of such Series, Class or Tranche of Notes, subject to the terms of this Indenture, each Indenture Supplement and each Terms Document;

                      (iv) on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and the Note Rating Agencies an Issuer Tax Opinion and, to the extent a Collateral Certificate is included in the Collateral, a Master Trust Tax Opinion for each applicable Master Trust with respect to such issuance;

                      (v) the Issuer obtains confirmation from each Note Rating Agency that the new issuance will not have a Ratings Effect on any Outstanding Notes;

                      (vi) as of the date that the new issuance is to occur, the
         (i) Pool Balance as of the last day of the immediately preceding Monthly Period is equal to or greater than the Required Pool Balance as of the last day of such Monthly Period and (ii) the Transferor Amount as of the last day of the immediately preceding Monthly Period is equal to or greater than the Required Transferor Amount as of the last day of such Monthly Period;

                      (vii) in the case of Bearer Notes described in section 163(f)(2)(A) of the Internal Revenue Code, such Notes shall be described in section 163(f)(2)(B) of the Internal Revenue Code and such section shall apply to such Notes;

                      (viii) on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee an Indenture Supplement and, if applicable, the Issuer Certificate or on or before the date that the new issuance is to occur, the Issuer will have executed with the Indenture Trustee a Terms Document relating to the applicable Class or Tranche of Notes;

                      (ix) in the case of Foreign Currency Notes, the Issuer will have appointed one or more Paying Agents in the appropriate countries;

                      (x) the conditions specified herein or in Section 4.11 are satisfied; and

                      (xi) any other conditions specified in the applicable Indenture Supplement;

provided, however, that any one of the aforementioned conditions may be eliminated or modified (other than clause (iv)) as a condition precedent to any new issuance of a Series, Class or Tranche of Notes if the Note Rating Agency Condition has been satisfied.

                      (b) The Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder of any Outstanding Series, Class or Tranche to issue any additional Notes of any Series, Class or Tranche.

                      (c) There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Class or Tranche of a Series of Notes, so long as the conditions described in subsection 4.10(a) are met or waived. As of the date of any additional issuance of Notes of an Outstanding Class or Tranche of Notes, the Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount of that Class or Tranche will be increased to reflect the principal amount of the additional Notes. If the additional Notes are a Class or Tranche of Notes that has the benefit of a Derivative Agreement, the Issuer will enter into a Derivative Agreement for the benefit of the additional Notes. In addition, if the additional Notes are a Class or Tranche of Notes that has the benefit of any Supplemental Credit Enhancement Agreement or any Supplemental Liquidity Agreement, the Issuer will enter into a Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement, as applicable, for the benefit of the additional Notes. Furthermore, the targeted deposits, if any, to any applicable Issuer Account, will be increased proportionately to reflect the principal amount of the additional Notes.

                  When issued, the additional Notes of a Class or Tranche will be identical in all respects to the other Outstanding Notes of that Class or Tranche and will be equally and ratably entitled to the benefits of the Indenture and the related Indenture Supplement applicable to the previously issued Notes of such Tranche as the other Outstanding Notes of that Class or Tranche without preference, priority or distinction.

                  Section 4.11 Specification of Required Subordinated Amount and other Terms with Respect to each Series, Class or Tranche of Notes. (a) The applicable Indenture Supplement for each Series, Class or Tranche of Notes will specify a Required Subordinated Amount, if any, of each Subordinated Class or Tranche of Notes.

                  (b) The Issuer may change the Required Subordinated Amount, if any, or method of computing such amount, for any Class or Tranche of Notes at any time without the consent of any Noteholders so long as the Issuer has (i) received confirmation from the Note Rating Agencies that have rated any Outstanding Notes of the Series to which such Class or Tranche belongs that the change in the Required Subordinated Amount will not result in a Ratings Effect with respect to any Outstanding Notes of such Series and (ii) delivered to the Indenture Trustee and the Note Rating Agencies an Issuer Tax Opinion.

                  Section 4.12 Groups. (a) Reallocation Groups. Finance Charge Collections and other specified amounts allocated to each Series of Notes in the same Reallocation Group shall be reallocated to cover interest and other expenses related to each Series of Notes in such Reallocation Group as specified in each related Indenture Supplement. The reallocation provisions of the Indenture Supplement for each Series of Notes in the same Reallocation Group are required to be identical in all material respects.

                  (b) Shared Excess Available Finance Charge Collections Group. Certain excess Finance Charge Collections allocated to any Series of Notes in a Shared Excess Available Finance Charge Collections Group may be redistributed to cover Series Available Finance Charge Collections Shortfalls incurred by other Series of Notes belonging to the same Shared Excess Available Finance Charge Collections Group to the extent and as specified in the related Indenture Supplement.

                  (c) Shared Excess Available Principal Collections Group. Certain excess Principal Collections allocated to any Series of Notes in a Shared Excess Available Principal Collections Group may be redistributed to cover Series Available Principal Collections Shortfalls incurred by other Series of Notes belonging to the same Shared Excess Available Principal Collections Group to the extent and as specified in the related Indenture Supplement.

                               [END OF ARTICLE IV]

                                   ARTICLE V

                         ISSUER ACCOUNTS AND INVESTMENTS

                  Section 5.01 Collections. Except as otherwise expressly provided in this Indenture, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Indenture Trustee in connection with the Collateral. The Indenture Trustee will hold all such money and property received by it as part of the Collateral and will apply it as provided in this Indenture.

                  Section 5.02 Issuer Accounts; Distributions from Issuer Accounts. (a) On or before the date hereof, the Issuer shall cause to be established and maintained an Eligible Deposit Account (the "Collection Account") in the name of the Indenture Trustee in accordance with Section 2.11, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Noteholders. All collections and distributions received pursuant to Section 3.1 of the Transfer and Servicing Agreement shall be credited to the Collection Account. The Collection Account shall be under the control of the Indenture Trustee for the benefit of the Indenture Trustee and the Noteholders in accordance with Section 2.11. If, at any time, the institution holding the Collection Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new Collection Account that is an Eligible Deposit Account and shall transfer any funds or other property from such Collection Account to such new Collection Account. From the date each such new Collection Account is established, it shall be the "Collection Account."

                  (b) On or before the date hereof, the Issuer shall cause to be established and maintained an Eligible Deposit Account (the "Excess Funding Account") in the name of the Indenture Trustee in accordance with Section 2.11, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Noteholders. Principal Collections that would otherwise be paid to the holders of the Transferor Interest or that the applicable Indenture Supplement specifies are to be credited to the Excess Funding Account, shall be credited to the Excess Funding Account (after giving effect to any deposits required to be made to the Overconcentration Account), if, after giving effect to reinvestment in new Trust Assets on that day, the Transferor Amount is not greater than or equal to the Required Transferor Amount or the Pool Balance is not greater than or equal to the Required Pool Balance. The Excess Funding Account shall be under the control of the Indenture Trustee for the benefit of the Indenture Trustee and the Noteholders in accordance with Section 2.11. If, at any time, the institution holding the Excess Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new Excess Funding Account that is an Eligible Deposit Account and shall transfer any funds or other property to such new Excess Funding Account. From the date each such new Excess Funding Account is established, it shall be the "Excess Funding Account."

                  (c) On or before the date hereof, the Issuer shall cause to be established and maintained an Eligible Deposit Account (the "Overconcentration Account") in the name of the Indenture Trustee in accordance with Section 2.11, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Noteholders. Principal Collections that would otherwise be paid to the holders of the Transferor Interest or that the applicable Indenture Supplement specifies are to be credited to the Overconcentration Account, shall be credited to the Overconcentration Account, if, after giving effect to additions to or removals from the Trust on or prior to that day, the Commercial Obligor Overconcentration Amount with respect to the related Monthly Period is greater than zero. The Overconcentration Account shall be under the control of the Indenture Trustee for the benefit of the Indenture Trustee and the Noteholders in accordance with
Section 2.11. If, at any time, the institution holding the Overconcentration Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new Overconcentration Account that is an Eligible Deposit Account and shall transfer any funds or other property to such new Overconcentration Account. From the date each such new Overconcentration Account is established, it shall be the "Overconcentration Account."

                  (d) From time to time in connection with the issuance of a Series, Class or Tranche of Notes, the Issuer may cause the Indenture Trustee to establish one or more Eligible Deposit Accounts denominated as "Supplemental Issuer Accounts" in the name of the Indenture Trustee in accordance with Section 2.11, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the applicable Noteholders. Any Supplemental Issuer Account shall be under the control of the Indenture Trustee for the benefit of the Indenture Trustee and the applicable Noteholders in accordance with Section 2.11. If, at any time, the institution holding any Supplemental Issuer Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new Supplemental Issuer Account, as applicable, that is an Eligible Deposit Account and shall transfer any funds or other property from such Supplemental Issuer Account to such new Supplemental Issuer Account. From the date each such new Supplemental Issuer Account is established, it shall be a "Supplemental Issuer Account." Any Supplemental Issuer Account will receive deposits as set forth in the Transfer and Servicing Agreement, in the Indenture and in the applicable Indenture Supplement.

                  (e) All payments to be made from time to time by or on behalf of the Indenture Trustee to Noteholders out of funds in the Issuer Accounts pursuant to the Transfer and Servicing Agreement, the Indenture and any Indenture Supplement will be made by the Indenture Trustee directly to the Paying Agent not later than 1:00 p.m., New York City time, on the applicable Payment Date or earlier, if necessary, or as otherwise provided in the applicable Indenture Supplement but only to the extent of available funds in the applicable Issuer Account or Sub-Account.

                  Section 5.03 Investment of Funds in the Issuer Accounts. (a) Funds credited to the Issuer Accounts will (unless otherwise stated in this Indenture or the applicable Indenture Supplement) be invested and reinvested by the Indenture Trustee at the written direction of the Issuer in one or more Eligible Investments. The Issuer may authorize the Indenture Trustee to make specific investments pursuant to written instructions, in such amounts as the Issuer will specify. Notwithstanding the foregoing, funds held by the Indenture Trustee in any of the Issuer Accounts will be invested in Eligible Investments that will mature in each case no later than the date on which such funds in the Issuer Accounts are scheduled to be transferred or distributed by the Indenture Trustee pursuant to this Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Payment Date).

                  (b) All funds from time to time credited to the Issuer Accounts pursuant to this Indenture and all investments made with such funds will be held by the Indenture Trustee in the Issuer Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee for the purposes specified herein.

                  (c) Funds and other property in any of the Issuer Accounts will not be commingled with any other funds or property of the Issuer or the Indenture Trustee.

                  (d) On the applicable Note Transfer Date, all interest and earnings (net of losses and investment expenses) on funds credited to the Issuer Accounts will be applied as specified in the related Indenture Supplement. Unless otherwise stated in the related Indenture Supplement, for purposes of determining the availability of funds or the balance in the Issuer Accounts for any reason under this Indenture or any Indenture Supplement, investment earnings on such funds shall be deemed not to be available or on deposit.

                  Subject to subsection 8.01(d), the Indenture Trustee will not in any way be held liable by reason of any insufficiency in such Issuer Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's own failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms.

                  (e) Funds credited to the Issuer Accounts will be invested and reinvested by the Indenture Trustee, to the fullest extent practicable, in such manner as the Indenture Trustee will from time to time determine, but only in BNY Cash Reserves, upon the occurrence of any of the following events:

                      (i) the Issuer will have failed to give investment directions to the Indenture Trustee; or

                      (ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to
         Section 7.02.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES

                      HELD BY THE ISSUER OR THE TRANSFEROR

                  Section 6.01 Satisfaction and Discharge of Indenture. This Indenture will cease to be of further effect with respect to any Series, Class or Tranche of Notes (except as to any surviving rights of transfer or exchange of Notes of that Series, Class or Tranche expressly provided for herein or in the form of Note for that Series, Class or Tranche), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to that Series, Class or Tranche, when:

                  (a) all Notes of that Series, Class or Tranche theretofore authenticated and delivered (other than (i) Notes of that Series, Class or Tranche which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 4.06, and (ii) Notes of that Series, Class or Tranche for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust, as provided in Section 11.03) have been delivered to the Indenture Trustee canceled or for cancellation;

                  (b) the Issuer has paid or caused to be paid all other sums payable under the Indenture (including payments to the Indenture Trustee pursuant to Section 8.07) by the Issuer with respect to the Notes of that Series, Class or Tranche; and

                  (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that Series, Class or Tranche have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any Series, Class or Tranche of Notes, the obligations of the Issuer to the Indenture Trustee with respect to that Series, Class or Tranche of Notes under
Section 8.07 and the obligations of the Indenture Trustee under Sections 6.02 and 11.03 will survive such satisfaction and discharge.

                  Section 6.02 Application of Trust Money. All money and obligations deposited with the Indenture Trustee pursuant to Section 5.01 or
Section 5.03 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the Series, Class or Tranche of Notes in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee; but that money and obligations need not be segregated from other funds held by the Indenture Trustee except to the extent required by law.

                  Section 6.03 Cancellation of Notes Held by the Issuer or the Transferor. If the Issuer, the Transferor or any of their Affiliates holds any Notes, that Holder may, subject to any provisions of a related Indenture Supplement limiting the repayment of such Notes, by notice from that Holder to the Indenture Trustee cause the Notes to be repaid and canceled, whereupon the Notes will no longer be Outstanding.

                               [END OF ARTICLE VI]

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 7.01 Events of Default. "Event of Default," wherever used herein, means with respect to any Series, Class or Tranche of Notes any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either expressly stated to be inapplicable to a particular Series, Class or Tranche of Notes or specifically deleted or modified in the applicable Indenture Supplement creating such Series, Class or Tranche of Notes or in the form of Note for such Series, Class or Tranche:

                  (a) with respect to such Series, Class or Tranche of Notes, as applicable, a default by the Issuer in the payment of any interest on such Notes when such interest becomes due and payable, and continuance of such default for a period of 35 days following the date on which such interest became due and payable;

                  (b) with respect to such Series, Class or Tranche of Notes, as applicable, a default by the Issuer in the payment of the Stated Principal Amount of such Series, Class or Tranche of Notes at the applicable Legal Maturity Date;

                  (c) a default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture in respect of the Notes of such Series, Class or Tranche (other than a covenant or warranty in respect of the Notes of such Series, Class or Tranche a default in the performance of which or the breach of which is elsewhere in this Section 7.01 specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular Series, Class and Tranche of Notes being deemed to be in respect of the Notes of all Series, Classes or Tranches for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of the affected Series, Class or Tranche, a written notice specifying such default or breach and requesting it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a result of such default, the interests of the Holders of the Notes of such Series, Class or Tranche are materially and adversely affected and continue to be materially and adversely affected during the 90-day period;

                  (d) (i) the Issuer shall file a petition or commence a proceeding (A) to take advantage of any bankruptcy, conservatorship, receivership, insolvency, or similar laws or (B) for the appointment of a trustee, conservator, receiver, liquidator, or similar official for or relating to the Issuer or all or substantially all of its property, (ii) the Issuer shall consent or fail to object to any such petition filed or proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or proceeding shall not have been dismissed or stayed within 90 days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or proceeding, (iii) the Issuer shall admit in writing its inability to pay its debts generally as they become due, (iv) the Issuer shall make an assignment for the benefit of its creditors, or (v) the Issuer shall voluntarily suspend payment of its obligations; or

                  (e) with respect to any such Series, Class or Tranche, any additional Event of Default specified in the Indenture Supplement for such Series, Class or Tranche of Notes as applying to such Series, Class or Tranche, or specified in the form of Note for such Series, Class or Tranche.

                  Section 7.02 Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default described in clause (a), (b), (c) or (e) (if the Event of Default under clause (c) or (e) is with respect to less than all Series, Classes and Tranches of Notes then Outstanding) of Section 7.01 occurs and is continuing with respect to any Series, Class or Tranche, then and in each and every such case, unless the principal of all the Notes of such Series, Class or Tranche shall have already become due and payable, either the Indenture Trustee or the Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of the Notes of such Series, Class or Tranche then Outstanding hereunder (each such Series, Class or Tranche acting as a separate Class), by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare the Outstanding Dollar Principal Amount of all the Outstanding Notes of such Series, Class or Tranche and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture, the related Indenture Supplement or in the Notes of such Series, Class or Tranche to the contrary notwithstanding. Such payments are subject to the allocation provisions of the Transfer and Servicing Agreement and the allocation, deposits and payment sections of the related Indenture Supplement.

                  (b) If an Event of Default described in clause (c) or (e) of
Section 7.01 occurs with respect to all Series, Classes and Tranches of Outstanding Notes and is continuing, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Indenture Trustee or the Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of all the Outstanding Notes hereunder (treated as one Class), by notice in writing to the Issuer (and to the Indenture Trustee if given by Holders), may declare the Outstanding Dollar Principal Amount of all the Notes then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, notwithstanding anything in this Indenture, the related Indenture Supplements or the Notes to the contrary.

                  (c) If an Event of Default described in clause (d) of Section
7.01 occurs and is continuing, then the Notes of all Series, Classes and Tranches will automatically be and become immediately due and payable by the Issuer, without notice or demand to any Person, and the Issuer will automatically and immediately be obligated to pay off the Notes.

                  At any time after such a declaration of acceleration has been made or an automatic acceleration has occurred with respect to the Notes of any Series, Class or Tranche and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this
Article VII provided, the Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of such Series, Classes or Tranches, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                      (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all overdue installments of interest on the Notes of such Series, Class or Tranche, (B) the principal of any Notes of such Series, Class or Tranche which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such Series, Class or Tranche, to the extent that payment of such interest is lawful, (C) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such Series, Class or Tranche to the extent that payment of such interest is lawful, and (D) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel and all other amounts due to the Indenture Trustee under Section 8.07; and

                      (ii) all Events of Default with respect to such Series, Class or Tranche of Notes, other than the nonpayment of the principal of the Notes of such Series, Class or Tranche which has become due solely by such acceleration, have been cured or waived as provided in
         Section 7.16.

                  No such rescission will affect any subsequent default or impair any right consequent thereon.

                  Section 7.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. The Issuer covenants that if:

                  (a) the Issuer defaults in the payment of interest on any Series, Class or Tranche of Notes when such interest becomes due and payable and such default continues for a period of 35 days following the date on which such interest became due and payable, or

                  (b) the Issuer defaults in the payment of the Stated Principal Amount of any Series, Class or Tranche of Notes on the Legal Maturity Date thereof;

the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in this Article VII and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Holders of any such Notes of the affected Series, Class or Tranche, the whole amount then due and payable on any such Notes for principal and interest, with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, (i) in the case of Interest-bearing Notes, at the rate of interest applicable to the Stated Principal Amount thereof, unless otherwise specified in the applicable Indenture Supplement; and
(ii) in the case of Discount Notes, as specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due to the Indenture Trustee under Section 8.07.

                  If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee may, in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, and may directly prosecute such proceeding to judgment or final decree, and the Indenture Trustee may enforce the same against the Issuer or any other obligor upon the Notes of such Series, Class or Tranche and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

                  Section 7.04 Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy or other similar proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise) will be entitled and empowered by intervention in such proceeding or otherwise:

                      (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 8.07 and of the Noteholders allowed in such judicial proceeding, and

                      (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee, and in the event that the Indenture Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 8.07.

                  Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  Section 7.05 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes of any Series, Class or Tranche may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes of such Series, Class or Tranche or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel, be for the ratable benefit of the Holders of the Notes of the Series, Class or Tranche in respect of which such judgment has been recovered.

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                  Section 7.06 Application of Money Collected. Any money or
other property collected by the Indenture Trustee with respect to a Series, Class or Tranche of Notes pursuant to this Article VII will be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such Series, Class or Tranche and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  (a) first, to the payment of all amounts due the Indenture Trustee under subsection 8.07(a);

                  (b) second, to the payment of the amounts then due and unpaid upon the Notes of that Series, Class or Tranche for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind (but subject to the allocation provided in the relevant allocation provisions of the Transfer and Servicing Agreement and the related Indenture Supplement), according to the amounts due and payable on such Notes for principal and interest, respectively; and

                  (c) third, to pay any servicing fee and any other fees or expenses then owing for that Series, Class or Tranche of Notes; and

                  (d) fourth, to the Issuer.

                  Section 7.07 Indenture Trustee May Elect to Hold the Collateral. Following an acceleration of any Series, Class or Tranche of Notes, the Indenture Trustee may elect to continue to hold the Collateral and apply distributions on the Collateral in accordance with the regular distribution provisions pursuant to the relevant allocation provisions of the Transfer and Servicing Agreement, except that principal will be paid on the accelerated Series, Class or Tranche of Notes to the extent funds are received and allocated to the accelerated Series, Class or Tranche of Notes, and payment is permitted by the subordination provisions of the accelerated Series, Class or Tranche of Notes.

                  Section 7.08 Sale of Collateral for Accelerated Notes. In the case of a Series, Class or Tranche of Notes that has been accelerated following an Event of Default, the Indenture Trustee may, and at the direction of the Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of that Series, Class or Tranche of Notes will, cause the Issuer to sell Collateral as provided in the related Indenture Supplement.

                  Section 7.09 Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture Trustee. The Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of any accelerated Series, Class or Tranche of Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee. This right may be exercised only if the Indenture Trustee, being advised by counsel and provided with an Opinion of Counsel upon which it may conclusively rely, determines that the direction provided by the Noteholders does not conflict with applicable law or this Indenture and does not have a substantial likelihood of involving the Indenture Trustee in personal liability.

                  Section 7.10 Limitation on Suits. To the fullest extent permitted by applicable law, no Holder of any Note of any Series, Class or Tranche will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such Series, Class or Tranche;

                  (b) the Holders of more than 66-2/3% in Outstanding Dollar Principal Amount of the Outstanding Notes of such Series, Class or Tranche have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and

                  (d) the Indenture Trustee, for 60 days after the Indenture Trustee has received such notice, request and offer of indemnity has failed to institute any such proceeding;

it being understood and intended that no one or more Holders of Notes of such Series, Class or Tranche will have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such Series, Class or Tranche, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such Series, Class or Tranche.

                  Section 7.11 Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse. Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the Legal Maturity Date expressed in the related Indenture Supplement and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to the Transferor, the Indenture Trustee, the Owner Trustee or any Affiliate, officer, employee, member or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to the allocation and payment provisions of the Transfer and Servicing Agreement and the applicable Indenture Supplements and limited to amounts available from the Collateral.

                  Section 7.12 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

                  Section 7.13 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 7.14 Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VII or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  Section 7.15 Control by Noteholders. Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of any affected Series, Class or Tranche will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such Series, Class or Tranche, provided that:

                  (a) the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the Action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

                  (b) the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

                  Section 7.16 Waiver of Past Defaults. Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of any Series, Class or Tranche may on behalf of the Holders of all the Notes of such Series, Class or Tranche waive any past default hereunder or under the related Indenture Supplement with respect to such Series, Class or Tranche and its consequences, except a default not theretofore cured in the payment of the principal of or interest on any Note of such Series, Class or Tranche.

         The consent of the Holders of all Outstanding Notes of a Series, Class or Tranche is required to waive any past default hereunder or under the related Indenture Supplement with respect to such Series, Class or Tranche and its consequences, except a default not theretofore cured in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note of such Series, Class or Tranche.

                  Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

                  Section 7.17 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his or her acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.17 will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of any Series, Class or Tranche to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Legal Maturity Date expressed in such Note.

                  Section 7.18 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                              [END OF ARTICLE VII]

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                                  ARTICLE VIII

                              THE INDENTURE TRUSTEE

                  Section 8.01 Certain Duties and Responsibilities. (a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of any Series, Class or Tranche, and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee.

                  (b) In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes of any Series, Class or Tranche, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

                  (c) In case an Event of Default with respect to any Series, Class or Tranche of Notes has occurred and is continuing, the Indenture Trustee will exercise with respect to the Notes of such Series, Class or Tranche such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (d) No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (i) this subsection (d) will not be construed to limit the effect of subsection (a) of this Section 8.01;

                      (ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                      (iii) the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of any Series, Class or Tranche relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of such Series, Class or Tranche; and

                      (iv) no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section 8.01.

                  Section 8.02 Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Notes of any Series, Class or Tranche:

                  (a) the Indenture Trustee will transmit by mail to all Registered Noteholders of such Series, Class or Tranche, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee,

                  (b) the Indenture Trustee will notify all Holders of Bearer Notes of such Series, Class or Tranche, by publication of notice of such default in an Authorized Newspaper, or as otherwise provided in the applicable Indenture Supplement, and

                  (c) the Indenture Trustee will give prompt written notification thereof to the Note Rating Agencies, unless such default will have been cured or waived;

provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of such Series, Class or Tranche, the Indenture Trustee will be protected in withholding such notice if and so long as an Indenture Trustee Authorized Officer in good faith determines that the withholding of such notice is in the interests of the Noteholders of such Series, Class or Tranche. For the purpose of this Section 8.02, the term "default," with respect to Notes of any Series, Class or Tranche, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such Series, Class or Tranche.

                  Section 8.03 Certain Rights of Indenture Trustee. Except as otherwise provided in Section 8.01:

                  (a) the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) whenever in the administration of this Indenture the Indenture Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (c) the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (d) the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (e) the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                  (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (g) the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or amendments to such financing statements;

                  (h) the Indenture Trustee shall not be deemed to have notice of any default (including any Servicer Default under the Transfer and Servicing Agreement) or Event of Default unless an Indenture Trustee Authorized Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture;

                  (i) the rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder; and

                  (j) the Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  Section 8.04 Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

                  Section 8.05 May Hold Notes. The Indenture Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 8.08 and 8.13, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

                  Section 8.06 Money Held in Trust. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

                  Section 8.07 Compensation and Reimbursement; Limit on Compensation Reimbursement and Indemnity. (a) The Issuer agrees:

                      (i) to pay to the Indenture Trustee from time to time reasonable compensation (or, for so long as The Bank of New York is the Indenture Trustee, such amount as has been mutually agreed upon in writing) for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                      (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence or bad faith; and

                      (iii) to indemnify the Indenture Trustee for, and to hold it harmless against, any and all loss, liability, expense, claim, damage or injury incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuer, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Indenture Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to Section 7.06 or to any Person other than the Issuer. Except as specified in Section 7.06, any such payment to the Indenture Trustee shall be subordinate to payments to be made to Noteholders.

                  (b) This Section 8.07 will survive the termination of this Indenture and the resignation or replacement of the Indenture Trustee under
Section 8.10.

                  Section 8.08 Disqualification; Conflicting Interests. If the Indenture Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Indenture Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Indenture Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

                  Section 8.09 Corporate Indenture Trustee Required; Eligibility. There will at all times be an Indenture Trustee hereunder with respect to each Series, Class or Tranche of Notes, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, and having a rating of at least "Baa3" by Moody's and "BBB-" by Standard & Poor's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee with respect to any Series, Class or Tranche of Notes will cease to be eligible in accordance with the provisions of this Section 8.09, it will resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

                  Section 8.10 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VIII will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 8.11.

                  (b) The Indenture Trustee may resign with respect to any Series, Class or Tranche of Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed with respect to any Series, Class or Tranche of Notes at any time by Action of the Majority Holders of that Series, Class or Tranche, delivered to the Indenture Trustee and to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of removal, the Indenture Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (d) If at any time:

                      (i) the Indenture Trustee fails to comply with Section 310(b) of the Trust Indenture Act with respect to any Series, Class or Tranche of Notes after written request therefor by the Issuer or by any Noteholder who has been a bona fide Holder of a Note of that Series, Class or Tranche for at least 6 months, or

                      (ii) the Indenture Trustee ceases to be eligible under
         Section 8.09 with respect to any Series, Class or Tranche of Notes and fails to resign after written request therefor by the Issuer or by any such Noteholder, or

                      (iii) the Indenture Trustee becomes incapable of acting with respect to any Series, Class or Tranche of Notes, or

                      (iv) the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, with respect to the Series, Class or Tranche, or in the case of clause (iv), with respect to all Series, Classes or Tranches, or (B) subject to Section 7.17, any Noteholder who has been a bona fide Holder of a Note of such Series, Class and Tranche for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to such Series, Class or Tranche and the appointment of a successor Indenture Trustee with respect to the Series, Class or Tranche, or, in the case of clause (iv), with respect to all Series, Classes and Tranches.

                  (e) If the Indenture Trustee resigns, is removed or becomes incapable of acting with respect to any Series, Class or Tranche of Notes, or if a vacancy shall occur in the office of the Indenture Trustee with respect to any Series, Class or Tranche of Notes for any cause, the Issuer will promptly appoint a successor Indenture Trustee for that Series, Class or Tranche of Notes. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee with respect to such Series, Class or Tranche of Notes is appointed by Act of the Majority Holders of such Series, Class or Tranche delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee with respect to such Series, Class or Tranche and supersede the successor Indenture Trustee appointed by the Issuer with respect to such Series, Class or Tranche of Notes. If no successor Indenture Trustee with respect to such Series, Class or Tranche of Notes shall have been so appointed by the Issuer or the Noteholders of such Series, Class or Tranche and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note of such Series, Class or Tranche for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to such Series, Class or Tranche of Notes.

                  (f) The Issuer will give written notice of each resignation and each removal of the Indenture Trustee with respect to any Series, Class or Tranche of Notes and each appointment of a successor Indenture Trustee with respect to any Series, Class or Tranche to each Noteholder as provided in
Section 1.06 and to each Note Rating Agency. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant Registered Noteholders. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

                  Section 8.11 Acceptance of Appointment by Successor. Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to the Note Rating Agencies, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective with respect to any Series, Class or Tranche as to which it is resigning or being removed as Indenture Trustee, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to any such Series, Class or Tranche; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder with respect to all or any such Series, Class or Tranche, subject nevertheless to its lien, if any, provided for in Section 8.07. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes of one or more (but not all) Series, Classes or Tranches, the Issuer, the predecessor Indenture Trustee and each successor Indenture Trustee with respect to the Notes of any applicable Series, Class or Tranche will execute and deliver an Indenture Supplement which will contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes of any Series, Class or Tranche as to which the predecessor Indenture Trustee is not being succeeded will continue to be vested in the predecessor Indenture Trustee, and will add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such Indenture Supplement will constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee will be Indenture Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee.

                  No successor Indenture Trustee with respect to any Series, Class or Tranche of Notes will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible under this Article VIII.

                  Section 8.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee shall give prompt written notice of such merger, conversion, consolidation or succession to the Issuer and the Note Rating Agencies. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

                  Section 8.13 Preferential Collection of Claims Against Issuer. If and when the Indenture Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Indenture Trustee will be subject to the provisions of Section 311 of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

                  Section 8.14 Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent or Agents with respect to one or more Series, Classes or Tranches of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such Series, Classes or Tranches issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 4.06, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's Certificate of Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.14, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this
Section 8.14, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section 8.14. The initial Authenticating Agent for the Notes of all Series, Classes and Tranches will be The Bank of New York.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section 8.14, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section 8.14, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 8.14.

                  The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section 8.14, and the Indenture Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 8.07.

                  If an appointment with respect to one or more Series, Classes or Tranches is made pursuant to this Section 8.14, the Notes of such Series, Classes or Tranches may have endorsed thereon, in addition to the Indenture Trustee's Certificate of Authentication, an alternate Certificate of Authentication in the following form:

                  This is one of the Notes of the Series, Classes or Tranches designated therein referred to in the within-mentioned Indenture.

                                     THE BANK OF NEW YORK, as Indenture Trustee

                                     By:_______________________________________
                                           As Authenticating Agent

                                     By:_______________________________________
                                           Authorized Signatory

                  Section 8.15 Tax Returns. In the event that the Issuer shall be required to file tax returns, the Administrator shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee or the Beneficiary for signature at least 5 days before such tax returns are due to be filed. The Issuer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five days prior to the date it is required by law to be distributed to Noteholders. The Indenture Trustee, upon written request, will furnish the Administrator with all such information known to the Indenture Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuer, and shall, upon request, execute such returns. In no event shall the Administrator, the Indenture Trustee or the Owner Trustee be personally liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

                  Section 8.16 Representations and Covenants of the Indenture Trustee. The Indenture Trustee represents, warrants and covenants that

                      (i) The Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of New York;

                      (ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other documents to which it is a party; and

                      (iii) Each of this Indenture and the other documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

                  Section 8.17 Indenture Trustee's Application for Instructions from the Issuer. Any application by the Indenture Trustee for written instructions from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under and in accordance with this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective; provided that such application shall make specific reference to this Section 8.17. The Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date the Issuer actually receives such application, unless the Issuer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.

                  Section 8.18 Appointment of Co-Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and shall execute and deliver all instruments, subject to the prior written consent of the Transferor, which consent shall not be unreasonably withheld, to appoint one or more Persons reasonably acceptable to the Issuer to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 8.18, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.10.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                      (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                      (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time appoint the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 8.19 Certain Securities Laws Covenants. The Indenture Trustee shall furnish TRS, Centurion, FSB and the Transferor with any documents and information relating to the Indenture Trustee necessary or appropriate to enable such parties to comply with the Securities Act and the Securities Exchange Act, including the rules contained in 17 CFR Parts 210, 228, 229, 230, 232, 239, 240, 242, 245 and 249 ("Regulation AB").

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

               NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE
                         TRUSTEE, ISSUER AND BENEFICIARY

                  Section 9.01 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee:

                  (a) not more than 15 days after each Record Date, in such form as the Indenture Trustee may reasonably require, a list of the names and addresses of the Registered Noteholders of such Series, Classes or Tranches as of such date, and

                  (b) at such other times as the Indenture Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days before the time such list is furnished;

provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  Section 9.02 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Registered Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 9.01 and the names and addresses of Registered Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 9.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Notes of any Series, Class or Tranche (hereinafter referred to as "applicants") (or, if there are less than three such Holders, all of the Holders) apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such applicant has owned a Note of such Series, Class or Tranche for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of such Series, Class or Tranche or with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Indenture Trustee will, within five Business Days after the receipt of such application, at its election, either:

                      (i) afford such applicants access to the information preserved at the time by the Indenture Trustee in accordance with subsection 9.02(a), or

                      (ii) inform such applicants as to the approximate number of Holders of Notes of such Series, Class or Tranche or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with subsection 9.02(a), and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

                  If the Indenture Trustee shall elect not to afford such applicants access to such information, the Indenture Trustee shall, upon the written request of such applicants, mail to each Holder of a Registered Note of such Series, Class or Tranche or to all Registered Noteholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with subsection 9.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Indenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Indenture Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Indenture Trustee, such mailing would be contrary to the best interests of the Holders of Notes of such Series, Class or Tranche or all Noteholders, as the case may be, or would be in violation of applicable law. Such written statement will specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Indenture Trustee will mail copies of such material to all Registered Noteholders of such Series, Class or Tranche or all Registered Noteholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Indenture Trustee will be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with subsection 9.02(b), regardless of the source from which such information was derived, and that the Indenture Trustee will not be held accountable by reason of mailing any material pursuant to a request made under subsection 9.02(b).

                  Section 9.03 Reports by Indenture Trustee. (a) The term "reporting date" as used in this Section 9.03 means December 31. Within 60 days after the reporting date in each year, beginning in 2006, the Indenture Trustee will transmit to Noteholders, in the manner and to the extent provided in
Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act.

                  (b) To the extent required by the Trust Indenture Act, the Indenture Trustee will mail each year to all Registered Noteholders, with a copy to the Note Rating Agencies a report concerning:

                      (i) its eligibility and qualifications to continue as trustee under this Indenture;

                      (ii) any amounts advanced by the Indenture Trustee under this Indenture;

                      (iii) the amount, interest rate and maturity date or indebtedness owing by the Issuer to the Indenture Trustee, in its individual capacity;

                      (iv) the property and funds physically held by the Indenture Trustee by which such Notes are secured;

                      (v) any release or release and substitution of Collateral subject to the lien of this Indenture which has not previously been reported; and

                      (vi) any action taken by the Indenture Trustee that materially affects the Notes and that has not previously been reported.

                  (c) The Indenture Trustee will comply with subsections 313(b) and 313 (c) of the Trust Indenture Act.

                  (d) A copy of each such report will, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Indenture Trustee when the Notes are admitted to trading on any stock exchange.

                  Section 9.04 Meetings of Noteholders; Amendments and Waivers.
(a) If Notes of a Series, Class or Tranche are issuable in whole or in part as Bearer Notes, a meeting of Noteholders of the Notes of such Series, Class or Tranche may be called at any time and from time to time pursuant to this Section
9.04 to make, give or take any Action provided by this Indenture or any Indenture Supplement to be made, given or taken by Noteholders of such Series, Class or Tranche.

                  (b) The Indenture Trustee may call a meeting of the Noteholders of a Series, Class or Tranche issuable in whole or in part as Bearer Notes at any time for any purpose specified hereunder or under any Indenture Supplement. The Indenture Trustee will call a meeting upon request of the Issuer or the Holders of at least 10% in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such Series, Class or Tranche issuable in whole or in part as Bearer Notes. In any case, a meeting will be called after notice is given to such Noteholders pursuant to Section 1.06.

                  (c) To be entitled to vote at any meeting of Noteholders of any Series, Class or Tranche, a Person shall be (1) a Holder of one or more Outstanding Notes of such Series, Class or Tranche, or (2) a Person appointed by an instrument in writing as proxy for the Noteholder or Noteholders of one or more Outstanding Notes of such Series, Class or Tranche by the Noteholder or Noteholders. The only Person who shall be entitled to be present or to speak at any meeting of Noteholders of any Series, Class or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Indenture Trustee and its counsel and any representatives of the Issuer and its counsel.

                  (d) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuer as holder of any Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the Holders of more than 66-2/3% of the Outstanding Dollar Principal Amount of that Series, Class or Tranche, as the case may be. However, any resolution with respect to any Action which may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of Outstanding Notes of a Series, Class or Tranche of Bearer Notes may be adopted at any meeting at which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such Series, Class or Tranche. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected Series, Class or Tranche.

                  (e) The quorum at any meeting will be persons holding or representing the Majority Holders of the Outstanding Dollar Principal Amount of a Series, Class or Tranche or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning an Action that may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of a Series, Class or Tranche, the persons holding or representing such specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such Series, Class or Tranche or all Notes will constitute a quorum.

                  (f) The ownership of Bearer Notes will be proved as provided in subsection 1.04(c)(ii).

                  (g) The Issuer may make reasonable rules for other matters relating to Action by or a meeting of Noteholders not otherwise covered by this
Section 9.04, including but not limited to the location or locations for such meeting, the manner of voting at such meeting, the appointment and duties of inspectors of the vote, the submission and examination of proxies, certificates and other evidence of the right to vote and the appointment of a chairperson for the meeting.

                  (h) As set forth in the applicable Pooling and Servicing Agreement and the related Series Supplement, with respect to certain actions requiring the consent or direction of Investor Certificateholders holding a specified percentage of the aggregate unpaid amount outstanding of Investor Certificates (whether by number of Series or percentage of all outstanding Investor Certificates depending on the manner of voting or consenting on such matter), including consenting to certain amendments and terminating the related Master Trust, the Issuer, as holder of any Collateral Certificate, will be deemed to have voted in accordance with the Investor Certificateholders holding a majority of the aggregate Invested Amount outstanding of such Investor Certificates which are entitled to vote or consent on such matter; provided, however, that in the event Investor Certificateholders holding equal portions of the Invested Amount of such Investor Certificates vote in the positive and in the negative, without taking into consideration the vote of the Issuer, as holder of such Collateral Certificate, the Issuer shall be deemed to vote in the negative; provided further, that if the Collateral Certificate is the sole Investor Certificate outstanding which is entitled to vote or consent on such matter, the Issuer, as holder thereof, will be deemed to have voted in the negative.

                  Section 9.05 Reports by Issuer to the Commission. The Issuer will:

                  (a) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to all Registered Noteholders, as their names and addresses appear in the Note Register, and notify all Holders of Bearer Notes of such Series, Class or Tranche, by publication of such notice in an Authorized Newspaper or as otherwise provided in the applicable Indenture Supplement, within 30 days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (a) and (b) of this Section 9.05 as may be required by rules and regulations prescribed from time to time by the Commission.

                  The delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely conclusively on an Officer's Certificate of an Authorized Officer of the Issuer).

                  Section 9.06 Monthly Noteholders' Statement. On each Payment Date, the Issuer will, in cooperation with the Servicer and, if applicable, the Master Trust Servicer, complete and deliver to the Indenture Trustee and, if applicable, the Master Trust Trustee (with a copy to each Note Rating Agency), a Monthly Noteholders' Statement.

                  Section 9.07 Payment Instruction to Master Trust. Promptly after the receipt by the Issuer of each Monthly Servicer's Certificate under the applicable Series Supplement, the Issuer will, in cooperation with the Servicer, complete the Payment Instruction and deliver a copy thereof to the Indenture Trustee and the Master Trust Trustee.

                  (a) From time to time, the Issuer will notify the Servicer of the information necessary to be provided by the Issuer under the applicable section of the applicable Pooling and Servicing Agreement as supplemented by any Series Supplement to calculate the Invested Amount of the Collateral Certificate issued under that Pooling and Servicing Agreement.

                               [END OF ARTICLE IX]

                                   ARTICLE X

                INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING
                  AND SERVICING AGREEMENT AND AMENDMENTS TO THE
                                 TRUST AGREEMENT

                  Section 10.01 Supplemental Indentures and Amendments Without Consent of Noteholders. Without the consent of the Holders of any Notes but with prior notice to each Note Rating Agency, the Issuer and the Indenture Trustee, at any time and from time to time, upon delivery of an Issuer Tax Opinion and, if applicable, a Master Trust Tax Opinion for each applicable Master Trust and upon delivery by the Issuer to the Indenture Trustee of an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future, the Issuer may amend this Indenture, including any Indenture Supplement or enter into one or more Indenture Supplements, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Entity to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or

                  (b) to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer by the Issuer, for the benefit of the Holders of the Notes of any or all Series, Classes or Tranches (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Series, Classes or Tranches of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series, Classes or Tranches); or

                  (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

                  (d) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

                  (e) to establish any form of Note, as provided in Article II, and to provide for the issuance of any Series, Class or Tranche of Notes as provided in Article III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Notes of any Series, Class or Tranche; or

                  (f) to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder with respect to one or more Series, Classes or Tranches of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to Section 8.11; or

                  (g) to add any additional Early Amortization Events or Events of Default in respect of the Notes of any or all Series, Classes or Tranches (and if such additional Events of Default are to be in respect of less than all Series, Classes or Tranches of Notes, stating that such Events of Default are expressly being included solely for the benefit of one or more specified Series, Classes or Tranches of Notes); or

                  (h) to provide for the consolidation of any Master Trust and the Issuer into a single Entity or the transfer of assets in such Master Trust to the Issuer after the termination of all Series of Investor Certificates (other than the related Collateral Certificate or Collateral Certificates); or

                  (i) if one or more additional Transferors under the Transfer and Servicing Agreement or any Pooling and Servicing Agreement are added to, or replaced under, the Transfer and Servicing Agreement or any such Pooling and Servicing Agreement, or one or more additional Beneficiaries under the Trust Agreement are added to, or replaced under, the Trust Agreement, to make any necessary changes to the Indenture or any other related document; or

                  (j) to designate additional Collateral to the Issuer;

                  (k) to provide for additional or alternative forms of credit enhancement for any Series, Class or Tranche of Notes; or

                  (l) to comply with any regulatory, accounting, securities or tax laws, rules, regulations or requirements; or

                  (m) to qualify for sale treatment under generally accepted accounting principles.

                  Additionally, notwithstanding any provision of this Article X to the contrary and in addition to clauses (a) through (m) above, this Indenture, including any Indenture Supplement, may also be amended without the consent of the Indenture Trustee or any of the Noteholders, upon delivery to the Owner Trustee and the Indenture Trustee of an Issuer Tax Opinion and, to the extent a Collateral Certificate is included in the property of the Issuer, a Master Trust Tax Opinion, for the purpose of (i) adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or (ii) modifying in any manner the rights of the Holders of the Notes under this Indenture or any Indenture Supplement; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future and (ii) each Note Rating Agency confirms in writing that such amendment will not cause a Ratings Effect.

                  Additionally, notwithstanding any provision of this Article X to the contrary and in addition to clauses (a) through (m) and the immediately preceding paragraph, this Indenture, including any Indenture Supplement, may also be amended without the consent of the Indenture Trustee or any of the Noteholders, upon delivery to the Owner Trustee and the Indenture Trustee of an Issuer Tax Opinion and, to the extent a Collateral Certificate is included in the property of the Issuer, a Master Trust Tax Opinion, to provide for (i) the establishment of multiple asset pools and the designation of Collateral to be included as part of specific asset pools or (ii) those changes necessary for compliance with securities law requirements; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future and (ii) each Note Rating Agency confirms in writing that such amendment will not cause a Ratings Effect.

                  The Indenture Trustee may, but shall not be obligated to, enter into any amendments which adversely affects the Indenture Trustee's rights, duties, benefits, protections, privileges or immunities under this Indenture or otherwise.

                  Section 10.02 Supplemental Indentures with Consent of Noteholders. In addition to any amendment permitted pursuant to Section 10.01 hereof, with prior notice to each applicable Note Rating Agency and the consent of Holders of more than 66-2/3% in Outstanding Dollar Principal Amount of each Series, Class or Tranche of Notes affected by such amendment of this Indenture, including any Indenture Supplement, by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer, and the Indenture Trustee, as applicable, upon delivery of an Issuer Tax Opinion, and, to the extent a Collateral Certificate is included in the property of the Issuer, upon delivery of a Master Trust Tax Opinion, may enter into an amendment of this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes of each such Series, Class or Tranche under this Indenture or any Indenture Supplement; provided, however, that no such amendment of an Indenture Supplement will, without the consent of the Holder of each Outstanding Note affected thereby:

                  (a) change the scheduled payment date of any payment of interest on any Note, or change an Expected Final Payment Date or Legal Maturity Date of any Note;

                  (b) reduce the Stated Principal Amount of, or the interest rate on any Note, or change the method of computing the Outstanding Dollar Principal Amount, the Adjusted Outstanding Dollar Principal Amount or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

                  (c) reduce the amount of a Discount Note payable upon the occurrence of an Early Amortization Event or other optional or mandatory redemption or upon the acceleration of its Legal Maturity Date;

                  (d) impair the right to institute suit for the enforcement of any payment on any Note;

                  (e) reduce the percentage in Outstanding Dollar Principal Amount of the Outstanding Notes of any Series, Class or Tranche of Notes, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences, provided for in this Indenture;

                  (f) modify any of the provisions of this Section 10.02 or
Section 7.18, except to increase any percentage of Holders required to consent to any such amendment or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (g) permit the creation of any lien or other encumbrance on the Collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Holders of such Notes;

                  (h) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable Indenture Supplement;

                  (i) change the method of computing the amount of principal of, or interest on, any Note on any date; or

                  (j) make any other amendment not permitted by Section 10.01.

                  An amendment of this Indenture or an Indenture Supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series, Class or Tranche of Notes, or which modifies the rights of the Holders of Notes of such Series, Class or Tranche with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Notes of any other Series, Class or Tranche.

                  It will not be necessary for any Act of Noteholders under this
Section 10.02 to approve the particular form of any proposed amendment or Indenture Supplement, but it will be sufficient if such Act will approve the substance thereof.

                  Section 10.03 Execution of Amendments and Indenture Supplements. In executing or accepting the additional trusts created by any amendment of this Indenture or Indenture Supplement permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be provided with, and (subject to Section 8.01 or the applicable provisions of the Transfer and Servicing Agreement) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not (except to the extent required in the case of an amendment or Indenture Supplement entered into under subsection 10.01(d) or 10.01(f)) be obligated to, enter into any such amendment or Indenture Supplement which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 10.04 Effect of Amendments and Indenture Supplements. Upon the execution of any amendment of this Indenture or any Indenture Supplement or any supplemental indentures under this Article X, this Indenture and the related Indenture Supplement will be modified in accordance therewith with respect to each Series, Class or Tranche of Notes affected thereby, or all Notes, as the case may be, and such amendment or supplemental indenture will form a part of this Indenture and the related Indenture Supplement for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

                  Section 10.05 Conformity with Trust Indenture Act. Every amendment of this Indenture or any Indenture Supplement and every supplemental indenture executed pursuant to this Article X will conform to the requirements of the Trust Indenture Act as then in effect.

                  Section 10.06 Reference in Notes to Indenture Supplements. Notes authenticated and delivered after the execution of any amendment of this Indenture or any Indenture Supplement or any supplemental indenture pursuant to this Article X may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                  Section 10.07 Amendments to the Pooling and Servicing Agreement. By their acceptance of a Note, the Noteholders acknowledge that the Transferor and the Master Trust Trustee may amend the applicable Pooling and Servicing Agreement and any supplement thereto without the consent of the Holders of any Investor Certificates (including the Issuer) or any Noteholder, so long as such amendment or supplement would not materially adversely affect the interest of the Holders of any Investor Certificates.

                  For purposes of any vote or consent under a Pooling and Servicing Agreement or any supplement thereto, with respect to certain actions requiring the consent or direction of Investor Certificateholders holding a specified percentage of the aggregate unpaid amount outstanding of Investor Certificates (whether by number of Series or percentage of all outstanding Investor Certificates depending on the manner of voting or consenting on such matter), the Issuer, as holder of the Collateral Certificate, shall be deemed to be an Investor Certificateholder under such Pooling and Servicing Agreement, and will be deemed to have voted in accordance with the Investor Certificateholders holding a majority of the aggregate Invested Amount outstanding of such Investor Certificates which are entitled to vote or consent on such matter; provided, however, that in the event Investor Certificateholders holding equal portions of the Invested Amount outstanding of such Investor Certificates vote in the positive and in the negative, without taking into consideration the vote of the Issuer, as holder of such Collateral Certificate, the Issuer shall be deemed to vote in the negative; provided further that if the Collateral Certificate is the sole Investor Certificate outstanding entitled to vote or consent on such matter, the Issuer, as holder thereof, will be deemed to have voted in the negative.

                  Section 10.08 Amendments to the Trust Agreement. (a) Subject to the provisions of the Trust Agreement, without the consent of the Holders of any Notes or the Indenture Trustee, the Owner Trustee (at the written direction of the Beneficiary) and the Beneficiary may amend the Trust Agreement so long as such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

                  (b) Subject to the provisions of the Trust Agreement, (A) in the case of a significant change in the permitted activities of the Issuer which is not materially adverse to the Holders of the Notes, with the consent of the Majority Holders of each Class or Tranche of Notes affected by such change, and
(B) in all other cases, with the consent of the Holders of more than 66-2/3% in Outstanding Dollar Principal Amount of the Outstanding Notes affected by such amendment, by Action of said Holders delivered to the Indenture Trustee, the Beneficiary and the Owner Trustee (at the written direction of the Beneficiary), the Beneficiary may amend the Trust Agreement for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or of modifying the rights of those Noteholders.

                               [END OF ARTICLE X]

                                   ARTICLE XI

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER

                  Section 11.01 Payment of Principal and Interest. With respect to each Series, Class or Tranche of Notes, the Issuer will duly and punctually pay the principal of and interest on such Notes in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Notes of such Series, Class or Tranche.

                  Section 11.02 Maintenance of Office or Agency. The Issuer will maintain an office or agency in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  The Issuer may also from time to time designate one or more other offices or agencies where the Notes of one or more Series, Classes or Tranches may be presented or surrendered for any or all of such purposes specified above and may constitute and appoint one or more Paying Agents for the payments of such Notes, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any matter relieve the Issuer of its obligations to maintain an office or agency in each Place of Payment for Notes of any Series, Class or Tranche for such purposes. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Issuer rescinds one or more of such appointments, the Issuer hereby appoints the Indenture Trustee, at its principal office, as its Paying Agent in New York, New York with respect to all Series, Classes and Tranches of Notes having a Place of Payment in the City of New York, New York.

                  Section 11.03 Money for Note Payments to be Held in Trust. The Paying Agent, on behalf of the Indenture Trustee, will make distributions to Noteholders from the Collection Account or other applicable Issuer Account pursuant to the provisions of any Indenture Supplement and will report the amounts of such distributions to the Indenture Trustee. Any Paying Agent will have the revocable power to withdraw funds from the Collection Account or other applicable Issuer Account for the purpose of making the distributions referred to above. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect. The Paying Agent upon removal will return all funds in its possession to the Indenture Trustee.

                  The Issuer will cause each Paying Agent (other than the Indenture Trustee) for any Series, Class or Tranche of Notes to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section 11.03, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of principal of or interest on Notes of such Series, Class or Tranche in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

                  (b) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes of such Series, Class or Tranche) in the making of any such payment of principal or interest on the Notes of such Series, Class or Tranche;

                  (c) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (d) immediately resign as a Paying Agent and, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section 11.03 required to be met by a Paying Agent at the time of its appointment; and

                  (e) comply with all requirements of the Internal Revenue Code or any other applicable tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any Series, Class or Tranche of Notes or for any other purpose, pay, or by an Officer's Certificate direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every Series, Class or Tranche of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

                  Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note of any Series, Class or Tranche and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer upon request in an Officer's Certificate, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease. The Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer give to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in Section 1.06, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than 30 days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

                  Each Paying Agent will at all times have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by a United States federal or state authority or be regulated by or subject to the supervision or examination of a governmental authority of a nation that is a member of the Organization for Economic Co-operation and Development. If such Paying Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.03, the combined capital and surplus of such Paying Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition as so published.

                  Section 11.04 Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Note Rating Agencies, on or before March 31 of each year, beginning in 2006, a written statement signed by an Authorized Officer of the Issuer stating that:

                  (a) a review of the activities of the Issuer during the prior year and of the Issuer's performance under this Indenture and under the terms of the Notes has been made under such Authorized Officer's supervision; and

                  (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a material default in the fulfillment of any such condition or covenant (without regard to any grace period or requirement of notice), specifying each such default known to such Authorized Officer and the nature and status thereof.

                  Section 11.05 Legal Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

                  Section 11.06 Further Instruments and Acts. Upon request of the Indenture Trustee or as necessary, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  Section 11.07 Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture.

                  Section 11.08 Notice of Events of Default. The Issuer agrees to give the Indenture Trustee and the Note Rating Agencies prompt written notice of each Event of Default hereunder and each breach on the part of the Master Trust or the Transferor of its respective obligations under the applicable Pooling and Servicing Agreement or the Transfer and Servicing Agreement, respectively, and any default of a Derivative Counterparty.

                  Section 11.09 Certain Negative Covenants. The Issuer will not:

                  (a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law including foreign withholding);

                  (b) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

                  (c) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Indenture Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof;

                  (d) permit the lien in favor of the Indenture Trustee created by this Indenture not to constitute a valid first priority security interest in the Collateral; or

                  (e) voluntarily dissolve or liquidate.

                  Section 11.10 No Other Business. The Issuer will not engage in any business other than as permitted under the Trust Agreement.

                  Section 11.11 Rule 144A Information. For so long as any of the Notes of any Series, Class or Tranche are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Exchange Act, the Issuer agrees to provide to any Noteholder of such Series, Class or Tranche and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Exchange Act.

                  Section 11.12 Performance of Obligations; Servicing of Receivables. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Trust Agreement, the Transfer and Servicing Agreement, the applicable Pooling and Servicing Agreement or such other instrument or agreement.

                  (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any Indenture Supplement, the Trust Agreement and in the instruments and agreements (including but not limited to, the applicable Pooling and Servicing Agreement) relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and amendments thereto required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate this Indenture, any Indenture Supplement or the Trust Agreement or any provision thereof without the consent of the Majority Holders of the Notes of each adversely affected Series, Class or Tranche.

                  Section 11.13 Issuer May Consolidate, Etc., Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (i) shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, (ii) shall not be subject to regulation as an "investment company" under the Investment Company Act and (iii) shall expressly assume, by a supplemental indenture, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

                  (3) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such supplemental indenture comply with this Section 11.13, (ii) all conditions precedent in this Section 11.13 relating to such transaction have been complied with (including any filing required by the Securities Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such Person;

                  (4) the Issuer shall have received written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of such consolidation or merger;

                  (5) the Issuer shall have received (and shall have delivered copies thereof to the Indenture Trustee) an Issuer Tax Opinion and a Master Trust Tax Opinion for each applicable Master Trust; and

                  (6) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

                  (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

                  (1) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, (B) expressly assume, by a supplemental indenture, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the lien and Security Interest of the Indenture Trustee created by this Indenture, (D) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Securities Exchange Act in connection with the Notes and (E) not be an "investment company" as defined in the Investment Company Act;

                  (2) immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

                  (3) the Issuer shall have received written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of such conveyance or transfer;

                  (4) the Issuer shall have received (and shall have delivered copies thereof to the Indenture Trustee) an Issuer Tax Opinion and a Master Trust Tax Opinion for each applicable Master Trust;

                  (5) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (6) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such Indenture Supplement comply with this Section
11.13 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Securities Exchange Act).

                  Section 11.14 Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.13 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section
11.14 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

                  Section 11.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Trust Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 11.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  Section 11.17 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 8.07 hereof. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture or any Indenture Supplement.

                  Section 11.18 No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any additional indebtedness, except for the Notes.

                               [END OF ARTICLE XI]

                                  ARTICLE XII

                           EARLY AMORTIZATION OF NOTES

                  Section 12.01 Applicability of Article. Unless otherwise specified in the applicable Indenture Supplement related to a Series, Class or Tranche of Notes, pursuant to the terms of this Article XII, the Issuer will redeem and pay, provided that funds are available and subject to the allocation and reallocation provisions and, with respect to Subordinated Notes, the subordination provisions of the Senior Class of that Series, of the related Indenture Supplement, each affected Series, Class or Tranche of Notes upon the occurrence of any Early Amortization Event. Unless otherwise specified in the applicable Indenture Supplement relating to a Series, Class or Tranche of Notes, or in the form of Notes for such Series, Class or Tranche, the following are "Early Amortization Events":

                  (a) the occurrence of an Event of Default and acceleration of the Notes of a Series, Class or Tranche pursuant to Article VI hereof;

                  (b) with respect to any Series, Class or Tranche of Notes, the occurrence of the Expected Final Payment Date of such Series, Class or Tranche of Notes;

                  (c) the Issuer becomes an investment company within the meaning of the Investment Company Act;

                  (d) the occurrence of an Insolvency Event as defined in
Section 8.1 of the Transfer and Servicing Agreement relating to the Transferor;

                  (e) the occurrence of an Insolvency Event as defined in the applicable Receivables Purchase Agreement relating to an Account Owner;

                  (f) a Transfer Restriction Event shall occur;

                  (g) a Transfer Restriction Event as defined in the applicable Receivables Purchase Agreements shall occur; or

                  (h) with respect to any Series, Class or Tranche of Notes, any additional Early Amortization Event specified in the Indenture Supplement for such Series, Class or Tranche of Notes as applying to such Series, Class or Tranche of Notes;

        provided that in the case of any event described in subparagraph (d),
(e), (f) or (g), an Early Amortization Event shall occur with respect to the applicable Series, Class or Tranche of Notes without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event (or, in the case of clause (y) below, immediately following the expiration of the 60-day grace period), but only to the extent that (x) as of the date of such event, the average of the Monthly Pool Balance Percentage for the immediately preceding three Monthly Periods is equal to or greater than 10% or (y) as of the date of such event, the average of the Monthly Pool Balance Percentage for the immediately preceding three Monthly Periods is less than 10%, and within 60 days following the occurrence of the related Insolvency Event or Transfer Restriction Event, the Pool Balance does not at least equal the Required Pool Balance (without giving effect to Receivables or Collateral Certificates attributable to the Transferor or the Account Owner with respect to which the Insolvency Event or the Transfer Restriction Event has occurred).

                  The repayment price of a Series, Class or Tranche of Notes so redeemed will equal the Outstanding Dollar Principal Amount of such Series, Class or Tranche, plus accrued, past due and additional interest to but excluding the date of repayment, the payment of which will be subject to the allocations, deposits and payments sections and the subordination provisions of the related Indenture Supplement.

                  If the Issuer is unable to pay the repayment price in full on the Payment Date following the end of the Monthly Period in which the Early Amortization Event occurs, monthly payments on such Series, Class or Tranche of Notes will thereafter be made on each following Payment Date until the Stated Principal Amount of such Series, Class or Tranche, plus all accrued, past due and additional interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to the allocations, deposits and payments sections of the related Indenture Supplement. Any funds in any Supplemental Issuer Accounts for a repaid Series, Class or Tranche will be applied to make the principal and interest payments on that Series, Class or Tranche on the repayment date, subject to the allocations, deposits and payments sections of the related Indenture Supplement. Principal payments on redeemed Classes or Tranches will be made first to the senior most Notes until paid in full, then to the next Subordinated Notes until paid in full.

                  No Principal Collections will be allocated to a Series, Class or Tranche of Notes with a Nominal Liquidation Amount of zero, irrespective of whether the Stated Principal Amount of that Series, Class or Tranche of Notes has been paid in full. However, any funds previously deposited into the applicable Issuer Accounts and any amounts received from an applicable Derivative Agreement, Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement will be available to pay principal of and interest on such Series, Class or Tranche of Notes. Furthermore, Available Finance Charge Collections may be applied to reimburse reductions in the Nominal Liquidation Amount of such Series, Class or Tranche.

                  Section 12.02 Optional Repurchase. Unless otherwise provided in the applicable Indenture Supplement for a Series, Class or Tranche of Notes, the Trust or the Transferor (but only if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem a Series, Class or Tranche of Notes in whole but not in part on any day on or after the day on which the aggregate Outstanding Dollar Principal Amount (after giving effect to all payments on such day) of such Series, Class or Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time (or such other percentage as shall be specified from time to time by the Transferor); provided, however, that if such Class or Tranche of Notes redeemed is of a Subordinated Class or Tranche of Notes, the Transferor will not redeem such Notes if the provisions of the related Indenture Supplement would prevent the payment of such Subordinated Notes until a level of prefunding of the applicable Issuer Accounts for the Senior Classes of Notes for that Series has been reached such that the amount of such deficiency in the required subordination of a Senior Class of Notes is no longer required to provide subordination protection for the Senior Classes of that Series.

                  If the Transferor elects to redeem a Series, Class or Tranche of Notes, it will cause the Issuer to notify the Holders of such redemption at least 30 days prior to the redemption date. Unless otherwise specified in the Indenture Supplement or Terms Document applicable to the Notes to be so redeemed, the redemption price of a Series, Class or Tranche so redeemed will equal 100% of the Outstanding Dollar Principal Amount of such Series, Class or Tranche, plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption, the payment of which will be subject to the allocations, deposits and payments sections of the related Indenture Supplement.

                  If the Issuer is unable to pay the redemption price in full on the redemption date, monthly payments on such Series, Class or Tranche of Notes will thereafter be made until either the Outstanding Dollar Principal Amount of such Series, Class or Tranche, plus all accrued, unpaid and additional interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to Article VI, Article VII and the allocations, deposits and payments sections of the related Indenture Supplement. Any funds in any Supplemental Issuer Accounts for a redeemed Series, Class or Tranche will be applied to make the principal and interest payments on that Series, Class or Tranche on the redemption date in accordance with the related Indenture Supplement. Principal payments on redeemed Series, Class or Tranches will be made in accordance with the related Indenture Supplement.

                  Section 12.03 Notice. Promptly after the occurrence of any Early Amortization Event or a redemption pursuant to Section 12.02, the Issuer will notify the Indenture Trustee and the Note Rating Agencies in writing of the identity, Stated Principal Amount and Outstanding Dollar Principal Amount of the affected Series, Class or Tranche of Notes to be redeemed. Notice of redemption will promptly be given as provided in Section 1.06. All notices of redemption will state (a) the date on which the redemption of the applicable Series, Class or Tranche of Notes pursuant to this Article XII will begin, which will be the Payment Date next following the end of the Monthly Period in which the applicable Early Amortization Event or redemption pursuant to Section 12.02 occurs, (b) the repayment price for such Series, Class or Tranche of Notes and
(c) the Series, Class or Tranche of Notes to be redeemed pursuant to this
Article XII.

                              [END OF ARTICLE XII]

                                  ARTICLE XIII

                                  MISCELLANEOUS

                  Section 13.01 No Petition. The Indenture Trustee, by entering into this Indenture, each Derivative Counterparty, by accepting its rights as a third party beneficiary hereunder, each Supplemental Credit Enhancement Provider or Supplemental Liquidity Provider, as applicable, by accepting its rights as a third party beneficiary hereunder, and each Noteholder, by accepting a Note, agrees, to the fullest extent permitted by applicable law, that at no time shall it commence, or join in commencing, a bankruptcy case or other insolvency or similar proceeding under the laws of any jurisdiction against the Issuer, the Transferor, or any Master Trust.

                  Section 13.02 Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).

                  Section 13.03 Limitations on Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by Wilmington Trust Company not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (iii) under no circumstances will Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related documents.

                  (b) None of the Indenture Trustee, the Owner Trustee or any other beneficiary of the Issuer or any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse of any Noteholder may be had solely to the Collateral.

                  Section 13.04 Tax Treatment. The Issuer and the Noteholders agree that the Notes are intended to be debt for federal, state and local income and franchise tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

                  Section 13.05 Actions Taken by the Issuer. Any and all actions that are to be taken by the Issuer may be taken by either the Beneficiary or the Owner Trustee on behalf of the Issuer.

                  Section 13.06 Alternate Payment Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments or notices, as applicable, to be made in accordance with such agreements.

                  Section 13.07 Termination of Issuer. The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in subsection 13.08(b), as provided in the Trust Agreement.

                  Section 13.08 Final Distribution. The Issuer shall give the Indenture Trustee at least 30 days written notice of the Payment Date on which the Noteholders of any Series, Class or Tranche may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month in which the final distribution in respect of such Series, Class or Tranche is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series, Class or Tranche specifying
(i) the date upon which final payment of such Series, Class or Tranche will be made upon presentation and surrender of Notes of such Series, Class or Tranche at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

                  (a) Notwithstanding a final distribution to the Noteholders of any Series, Class or Tranche of Notes (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Issuer Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated. In the event that all such Noteholders shall not surrender their Notes for cancellation within 6 months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Supplemental Issuer Accounts held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

                  Section 13.09 Termination Distributions. Upon the termination of the Issuer pursuant to the terms of the Trust Agreement, the Indenture Trustee shall release, assign and convey to the Beneficiary or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Issuer Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to subsection 13.08(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Transferor, to vest in the Transferor, as Beneficiary under the Trust Agreement, or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral.

                  Section 13.10 Derivative Counterparty, Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider as Third-Party Beneficiary. Each Derivative Counterparty, Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider is a third party beneficiary of this Indenture to the extent specified in the applicable Derivative Agreement, Supplemental Credit Enhancement Agreement, Supplemental Liquidity Agreement or Indenture Supplement.

                  Section 13.11 Notices. (1) in the case of Issuer, to:

                       American Express Issuance Trust
                       c/o Wilmington Trust Company
                       Rodney Square North
                       1100 North Market Street
                       Wilmington, Delaware 19890-1600
                       Attention: Corporate Trust Administration
                       Fax: (302) 636-4140
                  with a copy to:

                       American Express Receivables Financing Corporation V LLC 200 Vesey Street, Room 507A
                       New York, New York 10285
                       Attention: President
                       Fax: (212) 640-2417

                      (ii) in the case of the Indenture Trustee, to:

                       The Bank of New York
                       101 Barclay Street, Floor 8 West
                       New York, New York 10286
                       Attention: Corporate Trust Administration
                       Fax: (212) 815-5999

                  Section 13.12 Force Majeure. In no event shall the Indenture Trustee or the Owner Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Indenture Trustee and the Owner Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

                              [END OF ARTICLE XIII]

                                  ARTICLE XIV

                          COMPLIANCE WITH REGULATION AB

                  Section 14.01 Intent of the Parties; Reasonableness. The Transferor, the Servicer, the Issuer and the Indenture Trustee acknowledge and agree that the purpose of this Article XIV is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Commission. The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Transferor's compliance with the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Transferor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Indenture Trustee which is required in order to enable the Transferor to comply with the provisions of Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of
Regulation AB as it relates to the Indenture Trustee or to the Indenture Trustee's obligations under this Agreement. The Servicer agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Servicer which is required in order to enable the Transferor to comply with the provisions of Items 1103(a)(1), 1105, 1108, 1117, 1118, 1119,
1121, 1122 and 1123 of Regulation AB as it relates to the Servicer or to the Servicer's obligations under this Agreement.

                  Section 14.02 Additional Representations and Warranties of the Indenture Trustee. The Indenture Trustee shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 13.3 that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge, but without independent investigation: (i) neither the execution, delivery and performance by the Indenture Trustee of this Agreement, the performance by the Indenture Trustee of its obligations under this Agreement nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Agreement, or of any judgment or order applicable to the Indenture Trustee; and (ii) there are no proceedings pending or threatened against the Indenture Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Indenture Trustee to enter into this Agreement or to perform its obligations under this Agreement.

                  Section 14.03 Information to Be Provided by the Indenture Trustee. The Indenture Trustee shall (i) on or before the fifth Business Day of each month, provide to the Transferor, in writing, such information regarding the Indenture Trustee as is requested for the purpose of compliance with Item 1117 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Indenture Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.

                  The Indenture Trustee shall (i) on or before the fifth Business Day of each January, April, July and October, provide to the Transferor such information regarding the Indenture Trustee as is requested for the purpose of compliance with Items 1103(a)(1), 1109(a), 1109(b), 1118 and 1119 of
Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Indenture Trustee of any changes to such information, provide to the Transferor, in writing, such updated information. Such information shall include, at a minimum:

                           (A) the Indenture Trustee's name and form of
                  organization;

                           (B) a description of the extent to which the
                  Indenture Trustee has had prior experience serving as an Indenture Trustee for asset-backed securities transactions involving credit or charge card receivables;

                           (C) a description of any affiliation between the
                  Indenture Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Indenture Trustee by the Transferor in writing in advance of such Securitization Transaction:

                               (1) the sponsor;
                               (2) any depositor;
                               (3) the issuing entity;
                               (4) any servicer;
                               (5) any trustee;
                               (6) any originator;
                               (7) any significant obligor;
                               (8) any enhancement or support provider; and
                               (9) any other material transaction party.

                  In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

                  Section 14.04 Report on Assessment of Compliance and Attestation. On or before the earlier of (a) March 1 and (b) 30 days prior to the date on which the Trust is required to file the report on Form 10-K in each calendar year, commencing in 2007, the Indenture Trustee shall:

                  (i) deliver to the Transferor a report regarding the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Transferor or the Servicer, as applicable, and signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit D or such criteria as mutually agreed upon by the Transferor and the Indenture Trustee;

                  (ii) deliver to the Transferor a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act; and

                  (iii) deliver to the Transferor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Securities Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of the Trust or the Transferor with respect to a Securitization Transaction a certification substantially in the form attached hereto as Exhibit C or such form as mutually agreed upon by the Transferor and the Indenture Trustee.

                  The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                              [END OF ARTICLE XIV]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                           AMERICAN EXPRESS ISSUANCE TRUST

                           By: WILMINGTON TRUST COMPANY, not in its individual
                               capacity but solely as Owner Trustee on behalf of the Trust

                           By: _________________________________________________
                               Name:
                               Title:

                           THE BANK OF NEW YORK, as Indenture Trustee and not
                               in its individual capacity

                           By: _________________________________________________
                               Name:
                               Title:

                           THE BANK OF NEW YORK, as Securities Intermediary
                               and not in its individual capacity

                           By: _______________________________________________
                               Name:
                               Title:

Acknowledged and Accepted:

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, as Transferor

By: _________________________________________________
    Name:
    Title:

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., as Servicer and as Administrator

By: _________________________________________________
    Name:
    Title:

STATE OF DELAWARE          )

                           )ss:

COUNTY OF NEW CASTLE       )



                  On [       ], [       ], before me personally came
_______________, to me known, who, being by me duly sworn, did depose and say that [he][she] resides at _____________; that [he][she] is a __________________
of Wilmington Trust Company, acting not in its individual capacity but solely as Owner Trustee of the American Express Issuance Trust, one of the parties described in and which executed the above instrument; that [he][she] knows the corporate seal of the Beneficiary; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that [he][she] signed [his][her] name thereto by like authority.

_____________________________________
Name

_____________________________________
[Notarial Seal]

STATE OF NEW YORK          )

                           )ss:

COUNTY OF NEW YORK         )



                  On [       ], [       ], before me personally came
[          ], to me known, who,

                  being by me duly sworn, did depose and say that [he][she]
resides at [          ]; that [he][she] is [          ] of The Bank of New York,
one of the parties described in and which executed the above instrument; that [he][she] knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that [he][she] signed [his][her] name thereto by like authority.

______________________________________
Name

______________________________________
[Notarial Seal]

                                                                       EXHIBIT A

                       [FORM OF] INVESTMENT LETTER [DATE]

The Bank of New York,
as Indenture Trustee,
101 Barclay Street, Floor 8 West
New York, New York 10286
Attention: Corporate Trust Administration

American Express Issuance Trust
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1600
Attention: Corporate Trust Administration


                  Re: Purchase of $ ________________* principal amount of American Express Issuance Trust, Series [o], Class [o] Notes

                  Ladies and Gentlemen:

                  In connection with our purchase of the above Notes (the "Notes") we confirm that

                  (1) We understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

                  (2) Any information we desire concerning the Notes or any other matter relevant to our decision to purchase the Notes is or has been made available to us.

                  (3) We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we (and any account for which we are purchasing under paragraph (4) below) are able to bear the economic risk of an investment in the Notes. We (and any account for which we are purchasing under paragraph
(iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act).

                  (4) We are acquiring the Notes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.


----------
* Not less than $250,000 minimum principal amount.

                  (5) We agree that the Notes must be held indefinitely by us unless subsequently registered under the Securities Act or an exemption from any registration requirements of the Securities Act and any applicable state securities law is available.

                  (6) We agree that in the event that at some future time we wish to dispose of or exchange any of the Notes (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Notes unless:

                      (a) (i) the sale is of at least U.S. $250,000 principal amount of Notes to an Eligible Purchaser (as defined below), (ii) a letter to substantially the same effect as paragraphs (1), (2), (3), (4), (5) and (6) of this letter is executed promptly by the purchaser and (iii) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                      (b) the Notes are transferred pursuant to Rule 144 under the Securities Act by us after we have held them for more than two years; or

                      (c) the Notes are sold in any other transaction that does not require registration under the Securities Act and, if the Issuer, the Servicer, the Trustee or the Note Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

                      (d) the Notes are transferred pursuant to an exception from the registration requirements of the Securities Act under Rule 144A under the Securities Act; and

                  (7) We understand that the Notes will bear a legend to substantially the following effect:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS
                  NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                  This legend may be removed if the Issuer, the Indenture Trustee and the Note Registrar have received an opinion of counsel, in form and substance satisfactory to them, to the effect that the legend may be removed.

                  "Eligible Purchaser" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Amended and Restated Indenture, dated as of March [__], 2006, between American Express Issuance Trust and The Bank of New York, as indenture trustee.

                                            Very truly yours,


                                            ____________________________________
                                            (Name of Purchaser)

                                            By: ________________________________
                                                (Authorized officer)

                                                                     EXHIBIT B-1

                     [FORM OF] CLEARANCE SYSTEM CERTIFICATE
                     TO BE GIVEN TO THE INDENTURE TRUSTEE BY
                    EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR
           DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A
                              TEMPORARY GLOBAL NOTE

                        AMERICAN EXPRESS ISSUANCE TRUST,
                          Series [o], Class [o] Notes
        [Insert title or sufficient description of Notes to be delivered]

         We refer to that portion of the Temporary Global Note in respect of the Series [o], Class [o] Notes to be exchanged for definitive Notes (the "Submitted Portion") pursuant to this certificate (the "Notes") as provided in the Amended and Restated Indenture, dated as of March [__], 2006 (as amended and supplemented, the "Indenture") in respect of such issue. This is to certify that
(i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person's beneficial interest either (a) from such person, substantially in the form of Exhibit B-2 to the Indenture, or (b) from [_______ ___, ____], substantially in the form of Exhibit B-3 to the Indenture, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.

         We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

         We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: _____________ ___, ______, *       [___________________________________
                                          as operator of the Euroclear System]
                                          [Clearstream, Luxembourg]



                                          By__________________________________

----------
* To be dated on the date of the proposed exchange.


                                     B-1-1

                                                                     EXHIBIT B-2

                    [FORM OF] CERTIFICATE TO BE DELIVERED TO
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
            BY [o] WITH RESPECT TO REGISTERED NOTES SOLD TO QUALIFIED
                              INSTITUTIONAL BUYERS

                        AMERICAN EXPRESS ISSUANCE TRUST,
                           Series [o], Class [o] Notes

         In connection with the initial issuance and placement of the Series [o], Class [o] Notes (the "Notes"), an institutional investor in the United States (an "institutional investor") is purchasing [U.S.$/(pound)/(U)/SF] aggregate principal amount of the Notes hold in our account at [_______________ __________________________, as operator of the Euroclear System] [Clearstream, Luxembourg] on behalf of such investor.

         We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

         [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

         The Definitive Notes in respect of this certificate are to be issued in registered form in the minimum denomination of [U.S.$/(pound)/(U)/SF] and such Definitive Notes (and, unless the Indenture or terms document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE."

Dated: _____________ ___, ______,

                                          [                        ]
                                          By___________________________________
                                          Authorized Officer

                                     B-2-1

                                                                     EXHIBIT B-3

                      [FORM OF] CERTIFICATE TO BE DELIVERED
                     TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
                              BY A BENEFICIAL OWNER
              OF NOTES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

                        AMERICAN EXPRESS ISSUANCE TRUST,
                          Series [o], Class [o] Notes

         This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the Series [o], Class [o] Notes held by you for our account (the "Notes") (i) are owned by a person that is a United States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.

         This certificate excepts and does not relate to [U.S.$/(pound)/(U)/SF] principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Notes in such principal amount cannot be made until we are able to so certify.

                                     B-3-1

         We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, "United States" means the United States of America, including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.



Dated: _____________ ___, ______*         By______________________________
                                          Name:
         As, or as agent for, the beneficial owner(s) of the interest in the Notes to which this certificate relates.




----------
* This certificate must be dated on the earlier of the date of the first payment of interest in respect of the Notes and the date of the delivery of the Notes in definitive form.


                                      B-3-2

                                                                       EXHIBIT C


                          FORM OF ANNUAL CERTIFICATION

         Re: The Amended and Restated Indenture, dated as of March [__], 2006 (the "Indenture"), among American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee and as securities intermediary

         I, ________________________________, the _______________________ of THE
BANK OF NEW YORK (the "Company"), certify to the Transferor, and their respective officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), that were delivered by the Company to the Transferor pursuant to the Indenture (collectively, the "Company Information");

                  (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

                  (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Indenture has been provided to the Transferor; and

                  (4) To the best of my knowledge, except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations in all material respects under the Indenture.



                                        Date:    _____________________________



                                        By:      ______________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT D

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                        GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the                        |X|(1)
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to             |X|
                     an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------

----------
(1) Solely with regard to deposits made by the Indenture Trustee.

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                               SERVICING CRITERIA                                CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                                         INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of credit card accounts serviced by the Servicer.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business               |X|
                     days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports                         |X|
                     agree with cancelled checks, or other form of payment, or
                     custodial bank statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                              POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on credit card accounts is maintained as                |X|
                     required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ii)       Account and related documents are safeguarded as required by the               |X|
                     transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs,
                     made in accordance with the related credit card accounts
                     documents are posted to the Servicer's obligor records
                     maintained no more than two business days after receipt, or such other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related asset
                     pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a Account is delinquent in accordance
                     with the transaction agreements. Such records are
                     maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     Accounts including, for example, phone calls, letters and
                     payment rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
-------------------- --------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                               SERVICING CRITERIA                                CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's Account documents, on at
                     least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable Account documents and state laws; and (C) such
                     funds are returned to the obligor within 30 calendar days
                     of full repayment of the related Accounts, or such other
                     number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------


                                      [NAME OF INDENTURE TRUSTEE]



                                      Date: _______________________________



                                      By:  ________________________________
                                      Name:
                                      Title: